Exhibit 96.3

S-K 1300 Technical Report Summary

Huemul Project, Mendoza Province, Argentina

Jaguar Uranium Corp.

3-1136 Centre Street, Thornhill, ON L4J 3M8

Prepared by:

SLR International Corporation

1658 Cole Blvd, Suite 100, Lakewood, Colorado, 80401

SLR Project No.: 123.020480.00001

Effective Date:

August 13, 2024

Signature Date:

October 29, 2024

Revision: 2

Making Sustainability Happen

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Table of Contents

1.0	Executive Summary	1-1
1.1	Summary	1-1
1.2	Technical Summary	1-3
2.0	Introduction	2-1
2.1	Site Visits	2-1
2.2	Sources of Information	2-1
2.3	List of Abbreviations	2-3
3.0	Property Description	3-1
3.1	Location	3-1
3.2	Land Tenure	3-3
3.3	Huemul Mineral Tenure	3-5
3.4	Surface Rights	3-8
3.5	Required Permits and Status	3-11
3.6	Taxation, Royalties and Option Agreements	3-12
3.7	Other Significant Factors and Risks	3-13
4.0	Accessibility, Climate, Local Resources, Infrastructure and Physiography	4-1
4.1	Accessibility	4-1
4.2	Climate	4-3
4.3	Local Resources	4-3
4.4	Infrastructure	4-3
4.5	Physiography	4-5
5.0	History	5-1
5.1	Prior Ownership	5-1
5.2	Exploration and Development History	5-1
5.3	Drilling	5-55
5.4	Historical Mineral Resource Estimates	5-55
5.5	Past Production	5-55
6.0	Geological Setting, Mineralization, and Deposit	6-1
6.1	Regional Geology	6-1
6.2	Property Geology	6-14
6.3	Local Geology	6-17
6.4	Mineralization	6-18
6.5	Deposit Types	6-22

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

7.0	Exploration	7-1
7.1	Exploration Potential	7-1
8.0	Sample Preparation, Analyses, and Security	8-1
8.1	Sampling Procedure	8-1
8.2	Sample Preparation and Analysis	8-1
8.3	Quality Assurance and Quality Control	8-1
8.4	Sample Security	8-5
8.5	QP Opinion	8-5
9.0	Data Verification	9-1
9.1	QP Opinion	9-1
10.0	Mineral Processing and Metallurgical Testing	10-1
11.0	Mineral Resource Estimates	11-1
12.0	Mineral Reserve Estimates	12-1
13.0	Mining Methods	13-1
14.0	Processing and Recovery Methods	14-1
15.0	Infrastructure	15-1
16.0	Market Studies	16-1
17.0	Environmental Studies, Permitting, and Plans, Negotiations, or Agreements with Local Individuals or Groups	17-1
18.0	Capital and Operating Costs	18-1
19.0	Economic Analysis	19-1
20.0	Adjacent Properties	20-1
21.0	Other Relevant Data and Information	21-1
22.0	Interpretation and Conclusions	22-1
23.0	Recommendations	23-1
24.0	References	24-1
25.0	Reliance on Information Provided by the Registrant	25-1
26.0	Date and Signature Page	26-1

Tables

Table 1-1:	Proposed Huemul 2025 Exploration Budget	1-3
Table 3-1:	Full List of the Huemul Concessions	3-6
Table 3-2:	List of Huemul Claims and Underlying Land Owners	3-10
Table 3-3:	Full List of the Huemul Claims, File No., IIA Approval File, and Expiry Date	3-11

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Table 5-1:	EMSA Silver Geochemistry Summary Statistics	5-3
Table 5-2:	EMSA Copper Geochemistry Summary Statistics	5-3
Table 5-3:	EMSA Uranium Geochemistry Summary Statistics	5-3
Table 5-4:	EMSA Vanadium Geochemistry Summary Statistics	5-4
Table 5-5:	Equipment Specifications	5-23
Table 5-6:	IsoEnergy Silver Geochemistry Summary Statistics	5-32
Table 5-7:	IsoEnergy Copper Geochemistry Summary Statistics	5-32
Table 5-8:	IsoEnergy Uranium Geochemistry Summary Statistics	5-32
Table 5-9:	IsoEnergy Vanadium Geochemistry Summary Statistics	5-33
Table 5-10:	Check Sample Coordinates and Sample Descriptions	5-39
Table 5-11:	Field Sample Check Assay Results	5-40
Table 8-1:	Expected Values for Uranium and Vanadium in Maple Standards	8-2
Table 8-2:	Uranium and Vanadium Values for IsoEnergy Standard and ASI Internal Standards	8-3
Table 8-3:	Uranium and Vanadium Values for Field Blanks	8-3
Table 23-1:	Proposed Huemul 2025 Exploration Budget	23-1

Figures

Figure 3-1:	Location Map	3-2
Figure 3-2:	Huemul Claim Map	3-7
Figure 3-3:	Map Showing Surface Ownership and Huemul Claims	3-9
Figure 4-1:	Access to Huemul Project	4-2
Figure 4-2:	Regional Infrastructure	4-4
Figure 4-3:	Typical Landscape and Vegetation Cover	4-5
Figure 4-4:	Local Topography of the Huemul Project	4-6
Figure 4-5:	General View of the Project	4-7
Figure 5-1:	EMSA Concessions	5-2
Figure 5-2:	EMSA and IsoEnergy Sampling Locations	5-5
Figure 5-3:	Silver Assays from EMSA Sampling	5-6
Figure 5-4:	Silver Assays from EMSA Sampling: Black Zone to Cerro Mirano Prospects	5-7
Figure 5-5:	Silver Assays from EMSA Sampling: Huemul to Agua Botada Area	5-8
Figure 5-6:	Copper Assays from EMSA Sampling	5-9
Figure 5-7:	Copper Assays from EMSA Sampling: Black Zone to Cerro Mirano Prospects.	5-10
Figure 5-8:	Copper Assays from EMSA Sampling: Huemul to Agua Botada Area	5-11

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-9:	CPS from EMSA Sampling	5-12
Figure 5-10:	CPS from EMSA Sampling: Black Zone to Cerro Mirano Prospects	5-13
Figure 5-11:	CPS from EMSA Sampling: Huemul to Agua Botada Area	5-14
Figure 5-12:	Uranium Assays from EMSA Sampling	5-15
Figure 5-13:	Uranium Assays from EMSA Sampling: Black Zone to Cerro Mirano Prospects	5-16
Figure 5-14:	Uranium Assays from EMSA Sampling: Huemul to Agua Botada Area	5-17
Figure 5-15:	Vanadium Assays from EMSA Sampling	5-18
Figure 5-16:	Vanadium Assays from EMSA Sampling: Black Zone to Cerro Mirano Prospects	5-19
Figure 5-17:	Vanadium Assays from EMSA Sampling: Huemul to Agua Botada Area	5-20
Figure 5-18:	Airborne Geophysical Survey Area	5-22
Figure 5-19:	Digital Terrain Model	5-24
Figure 5-20:	Airborne Magnetics Reduced to Pole	5-25
Figure 5-21:	Corrected Uranium Count (ppm U)	5-26
Figure 5-22:	Corrected Uranium Count (Anomalous > 3.5 ppm U)	5-27
Figure 5-23:	Corrected Thorium Count (ppm Th)	5-28
Figure 5-24:	Corrected Potassium Count (% K)	5-29
Figure 5-25:	IsoEnergy Mapping and Sample Locations over Huemul Claims	5-31
Figure 5-26:	Silver Assays from IsoEnergy Sampling	5-34
Figure 5-27:	Copper Assays from IsoEnergy Sampling	5-35
Figure 5-28:	CPS from IsoEnergy Sampling	5-36
Figure 5-29:	Uranium Assays from IsoEnergy Sampling	5-37
Figure 5-30:	Vanadium Assays from IsoEnergy Sampling	5-38
Figure 5-31:	Silver Results for Check Samples: Huemul to Agua Botada Area	5-42
Figure 5-32:	Silver Results for Check Samples: Black Zone to Cerro Mirano Targets	5-43
Figure 5-33:	Copper Results for Check Samples: Huemul to Agua Botada Area	5-44
Figure 5-34:	Copper Results for Check Samples: Black Zone to Cerro Mirano Targets	5-45
Figure 5-35:	CPS Results for Check Samples: Huemul to Agua Botada Area	5-46
Figure 5-36:	CPS Results for Check Samples: Black Zone to Cerro Mirano Targets	5-47
Figure 5-37:	U3O8 (ppm) Results for Check Samples: Huemul to Agua Botada Area	5-48
Figure 5-38:	U3O8 Results for Check Samples: Black Zone to Cerro Mirano Targets	5-49
Figure 5-39:	V2O5 (ppm) Results for Check Samples: Huemul to Agua Botada Area	5-50
Figure 5-40:	V2O5 Results for Check Samples: Black Zone to Cerro Mirano Targets	5-51
Figure 5-41:	Gamma Vario Spectrometer Survey	5-53

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-42:	Gamma Vario Spectrometer Survey – U ppm Contour Map	5-54
Figure 6-1:	Regional Geological Map	6-2
Figure 6-2:	Stratigraphic Columns of the Regional Geology	6-3
Figure 6-3:	Stratigraphic Table of the Regional Geologic Map	6-4
Figure 6-4:	Map of South America showing the Modern Extent of the Fold-And-Thrust Belt	6-6
Figure 6-5:	Regional Tectonic Map Showing the Malargüe Fold-Thrust Belt (FTB) and Foreland Basin Relative to Cenozoic Provinces and the Broader Neuquén Basin	6-8
Figure 6-6:	Location and Extent of the Neuquén Basin (grey) and the location of Upper Cretaceous Exposures	6-10
Figure 6-7:	Stratigraphic Columns Comparing the Stratigraphy from the Central Neuquén Basin with the Formations Present in the Malargüe Area	6-11
Figure 6-8:	Paleogeographic Reconstructions Showing Generalized Depositional and Tectonic Environments During Deposition of Each Unit in the Malargüe Area	6-13
Figure 6-9:	Mines and Exploration Targets on the Huemul Claim Block	6-15
Figure 6-10:	Mapped Lithologies on the Huemul Claim Block	6-16
Figure 6-11:	Uryco Area Outcrop	6-19
Figure 6-12:	Vega Larga Outcrop	6-20
Figure 6-13:	Cerro Mirano Mineralization	6-21
Figure 6-14:	Cerro Mirano Andesitic Dike	6-21
Figure 6-15:	Sandstone Uranium Deposit Classes	6-22
Figure 6-16:	Sandstone with Carbonate Cement, Bitumen (B), Quartz (Q), Chert (Ch), and Plagioclase Feldspar (Pf)	6-23
Figure 6-17:	Copper Oxide Mineralization from Working of Cerro Mirano	6-24
Figure 8-1:	Copper Values for Blank Material showing Batch Numbers	8-4
Figure 8-2:	Vanadium Values for Blank Material showing Batch Numbers	8-4

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

1.0 Executive Summary

1.1 Summary

SLR International Corporation (SLR) was retained by Jaguar Uranium Corp. (Jaguar or the Company) to prepare an independent Technical Report Summary (TRS) on the Huemul exploration project (Huemul or the Project), located in Mendoza Province, Argentina.

The Company acquired a 100% indirect interest in the Argentina Projects pursuant to a Share Purchase Agreement dated July 17, 2024 (the Argentina Projects SPA) by and between the Company and IsoEnergy Ltd. (IsoEnergy) (formerly known as Consolidated Uranium Inc. (CUR)). Pursuant to the Argentina Projects SPA, the Company acquired all of the issued and outstanding shares of 2847312 Ontario Inc. from IsoEnergy on July 19, 2024. The Argentina Projects include Laguna Salada Project located in Chubut Province and the Huemul Project located in Mendoza Province (together the “Properties”).

Jaguar is an early stage miner (also referred to as a junior miner), with properties in Colombia and Argentina which is focused on the exploration and development of early-stage uranium assets with by-products including rare earth metals and other base metals. The Company maintains a large land position in Colombia and Argentina with exploration potential at large, long-life and low-cost assets (also referred to as Tier 1 assets), including areas surrounded by jurisdictions amenable to mining and quality infrastructure. Jaguar is an arm’s length privately held company focused on the uranium sector with strong operating experience in Latin America and intends to pursue a listing on a recognized stock exchange in North America in the coming months.

SLR understands that this TRS will be used to support the Company in meeting the listing requirements for status on a U.S. exchange.

This TRS conforms to United States Securities and Exchange Commission’s (SEC) Modernized Property Disclosure Requirements for Mining Registrants as described in Subpart 229.1300 of Regulation S-K, Disclosure by Registrants Engaged in Mining Operations (S-K 1300) and Item 601 (b)(96) Technical Report Summary.

1.1.1 Conclusions

SLR offers the following conclusions:

●	The Huemul Project is an early-stage greenfield exploration project located in the Mendoza Province, Argentina, which represents an underexplored district where previously mined copper (Cu)-uranium (U)-vanadium (V) mineralization is present alongside a number of other classic sandstone-hosted uranium mineralization prospects.

●	Between 1955 and 1975, approximately 130,000 tonnes of ore were produced from both deposits by flotation at a concentration plant, with grades averaging 0.21% U3O8, 2.0% Cu, and 0.11% V2O5, from the Huemul Mine, while the production from the adjacent Agua Botada deposit averaged approximately 0.13% U3O8 and 0.10% Cu (Rojas 1999).

●	The historical results and field verification gathered by Jaguar’s exploration predecessors have identified a number of prospective areas and indicate that the Huemul Project has potential to host extensive, and as yet undiscovered zones of shallow conglomerate-hosted uranium, vanadium, and copper mineralization of a similar style to that historically exploited at the Huemul-Aguas Botadas mines.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

o	Gently dipping conglomerate units hosting the mined “ore” at Huemul extend southwards from the historic mine workings and are traceable over at least 15 kilometers. Within this target stratigraphic package, strong uranium-vanadium-copper geochemical anomalies, with broad corresponding uranium and thorium radiometric anomalies, have been defined by previous exploration companies (Calypso Uranium, CUR, and IsoEnergy), several kilometers to the east and southeast of the historical mines, which include:

●	Black Zone / Uryco - Rosa

●	Vega Larga

●	Cerro Mirano

●	The mineralized horizons of Huemul are open ended and trend beyond the external limits of the previous exploration testing. There is exploration potential to extend mineralization into previously untested areas of the Project, where these mineralized zones are present but not tested in a comprehensive manner either with trenching and/or drilling.

●	Huemul is a property that justifies the continuation of exploration programs designed to test the mineralized zones outlined in this report.

●	Jaguar is currently in progress as of the date of this report to meet the list of requirements outlined in the Code of Mining Procedures of the Province of Mendoza.

●	The SLR QP is of the opinion that with consideration of the recommendations summarized in Sections 1 and 24 of this report, any issues relating to all relevant technical and economic factors likely to influence the prospect of economic extraction can be resolved with further work. There are no other known environmental, permitting, legal, social, or other factors that would affect the development of the Mineral Resources.

●	The SLR QP is of the opinion Jaguar Uranium is an exploration-stage company and has no history of operations, mining or refining mineral products. There can be no assurance that the Properties will be successfully placed into production, produce minerals in commercial quantities or otherwise generate operating earnings. Advancing projects from the exploration stage into development and commercial production requires significant capital and time and will be subject to the successful completion of further technical studies, permitting requirements and the construction of mines, processing plants, roads and related works and infrastructure.

1.1.2 Recommendations

Jaguar has proposed a two phase exploration program with a total budget of US$714,815 to advance the Project, beginning in 2025 (Table 1-1). The two phases of the program are independent of each other. The SLR QP has reviewed the 2025 program proposed by Jaguar and is of the opinion that it is a reasonable approach to the advancement of the Project. Exploration Work can only be undertaken within current granted claims or in areas where Jaguar has an agreement with landowners.

The objectives of the exploration program are summarized below:

●	Conduct check sampling and review of historic trench data

●	Verify the work carried out by the previous operators

●	Confirm the possibilities of more extensive surficial uranium-copper-vanadium mineralization at Huemul.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Table 1-1: Proposed Huemul 2025 Exploration Budget

Category	Budget (US$)
Phase 1
Staffing and Support	151,180
Equipment	39,500
Tenement / JV	81,652
Airborne + Surface Exploration	127,500
Phase 1 Sub-Total	399,832
Contingency (10%)	39,983
Phase 1 Total	439,815

Phase 2
Surface Geophysical Surveys	250,000
Contingency (10%)	25,000
Phase 2 Total	275,000

Sub-Total Phase 1 + Phase 2	649,832
Contingency (10%)	64,983
Total Phase 1 + Phase 2	714,815

1.2 Technical Summary

1.2.1 Property Description

The Huemul claims are located approximately 46 km south-southwest of the town of Malargüe in southern Mendoza Province, Argentina.

The area is covered by the Argentina 1:250,000 Map Sheet “Malargüe 3569-III”. The approximate center of the of the Project has the following coordinates:

●	Universal Transverse Mercator (UTM): 445921.49 m E, 6038224.16 m S zone 19H

●	Geographic: 35°47'54.96"S latitude and 69°35'54.60"W longitude (decimal degrees - 35.7986°, -69.5985°; the historical Huemul Mine is located at 35°45'52.56"S latitude and 69° 3'0.95"W longitude (decimal degrees -35.7646°, -69.6630°.

1.2.2 Land Tenure

The Property is located in the Province of Mendoza, Republic of Argentina, in which acquisition, exploitation and use of mineral substances is regulated by Código de Minería de la Nación passed by law 1919/86 (the Argentine Mining Code). The Code consists of 22 Titles and an Appendix, which specify provisions on mines and their ownership, the persons who may acquire mines (and the relations between the owner and the miner), ownership, their acquisition and related concessions, the exploitation of mines, concessions and conditions for mining exploitation, and the leasing of mines.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Under the Argentina Mining Code, there two types of concessions (permits) that can be granted:

1	Exploration permits (Cateos and Manifestaciones de Descubrimientos)

A Cateo provides the title holder with the exclusive right to explore for specified minerals within a defined area for a period of up to three years.

Cateos typically are awarded in units of 500 ha, termed the measurement unit. Holders may acquire a maximum of 20 measurement units (10,000 ha), but may not hold, in aggregate, any more than 400 measurement units (200,000 ha) in any one Province. Property boundaries are defined in the exploration concession application or title and are not required to be physically marked in the field.

2	Exploitation (Mining) permits (Concesións de Explotación or Minas).

Manifestación de Descubrimiento (MD – literally “notice of discovery”) is also an exploration license and the first step towards obtaining mining rights. The registration of the MD guarantees the right of the holder to have preference over the area. By petitioning an MD the holder is informing the Mining Authority that they have discovered a potentially economic mineral orebody (whether there was a prior Cateo or not)

Mining concession or Mina granted by the Provincial Mining Directorate (PMD) confers on the titleholder the right to mine specific minerals for an indefinite term provided that the concession is kept in good standing with the authorities. Titleholders must initially apply for a discovery claim (MD) and the application is advertised for public comment.

The measurement unit area for such claims or “pertenencia”, will vary depending on the mineralization to be exploited. Claims over gold, silver, copper and generally, hard rock minerals deposits (e.g., vein-style and discrete deposits) are typically six (6) ha in extent; however, disseminated mineralization style deposits may see claim sizes reach a maximum of 100 ha.

The Huemul claim package currently consists of seven claims, totaling approximately 27,700.13 ha, comprising two cateos, one Minas, and four MDs, and registered with the Mining Notary in Mendoza Province.

A 2% net smelter return (NSR) royalty on all future production from specific concessions of the Huemul Project, including Cateo Huemul Norte, Cateo Huemul Sur, Mina Huemul, MD Silvana, and MD Cerro Butalo, was granted to Minera Agaucu S.A. Additionally, a 1% NSR royalty on future production from the MD Mirano Norte and MD Carmencita concessions was granted to NewEra Metal Resources Ltd. and Mr. Guillermo Wild Ceruzzi. Furthermore, a 1% NSR royalty on all mining production from the MD Mirano Norte, MD Carmencita, and MD Cerro Butalo concessions within the Huemul Project was granted to CUR.

2847312 Ontario Inc. retains the right to repurchase 50% of the 2% royalty granted to Minera Agaucu S.A. (reducing it to 1%) for a payment of US$2 million. Similarly, 2847312 Ontario Inc. has the option to repurchase the full 1% royalty granted to NewEra Metal Resources Ltd. and Mr. Ceruzzi for US$400,000.

Additionally, CUR has the option to expand the 1% NSR royalty to cover the entire Huemul Project, including the Cateo Huemul Norte, Cateo Huemul Sur, Mina Huemul, and MD Silvana concessions, by making a US$1 million payment to 2847312 Ontario Inc.Jaguar is currently in progress as of the date of this report to meet the list of requirements outlined in the Code of Mining Procedures of the Province of Mendoza.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

1.2.3 Accessibility, Climate, Local Resources and Infrastructure and Physiography

The Huemul Project is located on the Eastern flank of the Central Andean Cordillera in the Department of Malargüe, Province of Mendoza, Argentina. Principal access from Mendoza is by paved Provincial Route 40, which links Mendoza with the town of Malargüe, for 320 km. From Malargüe, one travels 46 km south on the all-weather, unpaved Provincial Route 40, before turning on to the Huemul claims. The area consists of rolling topography with low hills and valleys with local steep underlying bedrock forming ridges and scarps.

Annual temperatures range from a winter low of -10°C to summer highs of 30°C to 35°C. Field work can be carried out essentially year-round, although care needs to be taken in midwinter as the roads may become waterlogged and impassable

The nearest supply point where goods and services, including food, fuel, and labor can obtained is in the town of Malargüe, population 30,000.

There are a number of hydro-electric/irrigation projects in the area, and power is readily available, however, there are no permanent infrastructure on the property.

1.2.4 History

The Argentinian government discovered the Huemul-Agua Botada Zone in 1952 and exploited the deposit between 1955 and 1975. The area was explored with a total of 25,000m of drilling and 7,000m of workings. The ore was treated in a concentration plant at the nearby town of Malargüe. The mine was closed in 1976.

Approximately 130,000 tonnes of ore was historically mined from the Huemul Mine averaging 0.21% U3O8, 2.0% Cu and 0.11% V2O5, while the production from the adjacent Agua Botada deposit averaged approximately 0.13% U3O8 and 0.10% Cu. (Rojas 1999.)

In 2005 the entire claim package was acquired by Energia Minerals S.A. (EMSA) (the local subsidiary of Calypso Acquisition Corporation (Calypso). Mapping and sampling and geophysical surveys were undertaken, and an Environmental Impact Assessment was obtained allowing for a 6000 m diamond drill program. This was presented to the Mendoza Congress for approval that was not forthcoming.

IsoEnergy Ltd, through its wholly owned subsidiary 2847312 Ontario Inc. acquired 100% the Huemul-Agua Botada Cu-U-V Mine and surrounding prospective ground totaling approximately 27,700.13 ha in August 2023 and continued exploration on the property using geologic mapping, sampling, and ground geophysics.

1.2.5 Geological Setting, Mineralization, and Deposit

1.2.5.1 Geological Setting

The Huemul Project is located in the center of the Late Cretaceous thrust front zone of the Neuquén Basin, Mendoza Province. The Neuquén Basin first formed as a rift basin in the early Mesozoic. The Triassic to Early Cretaceous basin fill, some 5,000 m thick, includes the main source rock intervals and reservoir rocks for the hydrocarbons. The sedimentary environments of later periods are more enigmatic. Although the Upper Cretaceous sedimentary rocks are regionally abundant and up to 1500m thick, they are mainly of continental origin and contain few fossils. Cenozoic sedimentary rocks are rare.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Subsequent to deposition of the Mesozoic sedimentary sequences, a continuous tecto-genetic process that began during the Tertiary (Eocene to Miocene), dominated by compressional tectonics, remained active until the late Miocene, when the basin reached its final structural configuration. A thrust fold belt was established to the west with a structural platform with almost no deformation to the east. Widespread volcanic activity took place during the extensional periods between the major orogenic peaks. From the Oligocene until the Quaternary the volcanism spread gradually to the east.

In section at surface open folding dominated but with increasing depth some of the folds steepen and show evidence of reverse faulting along their crests. These reverse faults may mark areas where deeper basin brines and hydrocarbons move upward into the shallower sediments.

The sediments on the property are of the Upper Cretacous Diamante Formation deposited in a high energy fluvial environment. They range from conglomerates through sandstone to local shales. The sedimentary units are typically from a few to tens of metres thick.

Across the property the sediments have been intruded by light grey and coarsely porphyritic andesitic and dacitic dikes and sills of the Lower Miocence Huincan Eruptive Cycle

1.2.5.2 Mineralization

The Project area can be divided into three main sectors with largely similar geology and mineralization:

Huemul / Agua Botada

Diamante Formation sandstones, conglomerates, shales and volcano-clastics striking north south and dipping 20 degrees to 25 degrees to the west in the north and becoming flat lying to the south.

There are numerous Tertiary dikes and sills. Alteration consists of local argillization and weak silicification.

Mineralization is hosted in the more permeable units and associated with abundant bitumen. Primary ore minerals are pitchblende, mixed sulphide and secondary oxides of copper, uranium, and vanadium.

Black Zone-Uryco/ Rosa / Vega Larga

As with the rest of the property Diamante Formation sediments: conglomerates, sandstones, volcano-clastics and shales. Sandstones pale grey with shales and finer units usually red. Beds are from 1 m to 2 m up to 5m to 6 m thick striking broadly east-west and dipping shallowly to the south. More permeable units can have up to 15% bitumen. There are minor porphyritic andesitic dikes.

Alteration consists of bleaching and moderate to strong argillization.

Mineralization is strongly associated with more bituminous units and consists of malachite, azurite, native copper, and uranium vanadates.

The Black Zone to Vega Larga area extends roughly 4km by 1.5km.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Cerro Mirano

Host rocks are the same Diamante Formation sandstones and conglomerates but with numerous porphyritic andesite dikes and sills. These are very distinctive with 30% to 35% 1-cm hornblende crystals. The dikes are emplaced through pre-existing structures such as joints and fractures, with widths of 1 m to 2 m. and there is moderate silification related to the intrusives.

One of the larger dikes trending NW-SE has various workings along its 200 m strike length and it seems likely the dikes have remobilized mineralizing fluids.

Mineralization is present as copper oxides and copper carbonates (malachite, azurite) and uranium vanadates (carnotite).

1.2.5.3 Deposit Types

There are two deposit types developed on the Huemul concession area:

1	Sandstone uranium deposits with associated vanadium and copper:

Sandstone uranium deposits occur in carbon- and/or pyrite-bearing fluvial (less commonly marine), arkosic, medium- to coarse-grained sandstones that contain, are interbedded with and are bounded by less permeable horizons. The primary uranium minerals are predominantly pitchblende, coffinite and, to a lesser extent, uranium- bearing vanadates and phosphates.

2	Contact metamorphic copper-silver-uranium+vanadium mineralization:

There are a number of basic volcanic dikes and sills on the property most notably around the Huemul Mine-Agua Botada area and on Cerro Mirano.

These intrusive bodies have re-mobilized fluids in the sandstone and resulted in the formation of small, presumably originally sulphide, orebodies that have now been oxidized with mixed copper and manganese oxides and to a lesser extent uranium and vanadium oxides.

1.2.6 Exploration

Jaguar has conducted no exploration work or drill activities since acquiring the property in July 2024.

1.2.7 Mineral Resource Estimates

There are no current Mineral Resources or Mineral Reserves at the Project.

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2.0 Introduction

SLR International Corporation (SLR) was retained by Jaguar Uranium Corp. (Jaguar or the Company) to prepare an independent Technical Report Summary (TRS) on the Huemul exploration project (Huemul or the Project), located in Mendoza Province Argentina.

The Huemul Project is an early-stage exploration project located in the southern part of Mendoza Province, Argentina. Huemul Project consists of approximately 27,700.13 hectares of exploration claims centered around Argentina’s National Nuclear Authority’s (CNEA) historic Huemul-Agua Botada mines. Huemul was Argentina´s first producing uranium mine and operated between 1955 and 1975, recording approximately 500,000 pounds (lb) of historical U3O8 production before it closed in 1976. Historically, ore was treated in a concentration plant at the nearby town of Malargüe.

The Company acquired a 100% indirect interest in the Project pursuant to a Share Purchase Agreement dated July 17, 2024 (the Argentina Projects SPA) by and between the Company and IsoEnergy Ltd. (IsoEnergy) (formerly known as Consolidated Uranium Inc. (CUR)). Pursuant to the Argentina Projects SPA, the Company acquired all of the issued and outstanding shares of 2847312 Ontario Inc from IsoEnergy on July 19, 2024. The Argentina Projects include Laguna Salada Project located in Chubut Province and the Huemul Project located in Mendoza Province (together the “Properties”).

Jaguar is an early stage miner (also referred to as a junior miner), with properties in Colombia and Argentina which is focused on the exploration and development of early-stage uranium assets with by-products including rare earth metals and other base metals. The Company maintains a large land position in Colombia and Argentina with exploration potential at large, long-life and low-cost assets (also referred to as Tier 1 assets), including areas surrounded by jurisdictions amenable to mining and quality infrastructure. Jaguar is an arm’s length privately held company focused on the uranium sector with strong operating experience in Latin America and intends to pursue a listing on a recognized stock exchange in North America in the coming months.

SLR understands that this TRS will be used to support the Company in meeting the listing requirements for status on a U.S. exchange.

This TRS conforms to United States Securities and Exchange Commission’s (SEC) Modernized Property Disclosure Requirements for Mining Registrants as described in Subpart 229.1300 of Regulation S-K, Disclosure by Registrants Engaged in Mining Operations (S-K 1300) and Item 601 (b)(96) Technical Report Summary.

2.1 Site Visits

SLR visited the site between July 25 to 28, 2024. During the site visit, the SLR Qualified Person (QP) received a project overview by site management, toured exploration areas, inspected various parts of the property and infrastructure, measured scintillometer readings at various previously reported trench sample sites, and interviewed key personnel involved in the collection, interpretation, and processing of legacy geological data.

2.2 Sources of Information

During the preparation of this TRS, discussions were held with personnel from Jaguar:

●	Andres Caceres Bottia, P.Geo, Consulting Geologist

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

●	Oscar Sepulveda, Vice President Exploration, Jaguar

●	Luis Ducassi, CEO, Jaguar

●	Steven Gold, CFO, Jaguar

●	Owen D. W. Miller, Ph.D, Consulting Geologist, IsoEnergy Ltd.

The documentation reviewed, and other sources of information, are listed at the end of this TRS in Section 24.0 References.

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2.3 List of Abbreviations

Units of measurement used in this TRS conform to the metric system. All currency in this TRS is US dollars (US$) unless otherwise noted.

μ	micron	kVA	kilovolt-amperes
μg	microgram	kW	kilowatt
a	annum	kWh	kilowatt-hour
A	ampere	L	litre
bbl	barrels	lb	pound
Btu	British thermal units	L/s	litres per second
°C	degree Celsius	m	metre
C$	Canadian dollars	M	mega (million); molar
cal	calorie	m2	square metre
cfm	cubic feet per minute	m3	cubic metre
cm	centimetre	MASL	metres above sea level
cm2	square centimetre	m3/h	cubic metres per hour
d	day	mi	mile
dia	diameter	min	minute
dmt	dry metric tonne	μm	micrometre
dwt	dead-weight ton	mm	millimetre
°F	degree Fahrenheit	mph	miles per hour
ft	foot	MVA	megavolt-amperes
ft2	square foot	MW	megawatt
ft3	cubic foot	MWh	megawatt-hour
ft/s	foot per second	oz	Troy ounce (31.1035g)
g	gram	oz/st, opt	ounce per short ton
G	giga (billion)	ppb	part per billion
Gal	Imperial gallon	ppm	part per million
g/L	gram per litre	psia	pound per square inch absolute
Gpm	Imperial gallons per minute	psig	pound per square inch gauge
g/t	gram per tonne	RL	relative elevation
gr/ft3	grain per cubic foot	s	second
gr/m3	grain per cubic metre	st	short ton
ha	hectare	stpa	short ton per year
hp	horsepower	stpd	short ton per day
hr	hour	t	metric tonne
Hz	hertz	tpa	metric tonne per year
in.	inch	tpd	metric tonne per day
in2	square inch	US$	United States dollar
J	joule	USg	United States gallon
k	kilo (thousand)	USgpm	US gallon per minute
kcal	kilocalorie	V	volt
kg	kilogram	W	watt
km	kilometre	wmt	wet metric tonne
km2	square kilometre	wt%	weight percent
km/h	kilometre per hour	yd3	cubic yard
kPa	kilopascal	yr	year

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

3.0 Property Description

This section has been modified from Miller (2024).

3.1 Location

The Huemul claims are located approximately 46 km south-southwest of the town of Malargüe in southern Mendoza Province, Argentina.

The area is covered by the Argentina 1:250,000 Map Sheet “Malargüe 3569-III”. The approximate center of the of the Project has the following coordinates:

●	Universal Transverse Mercator (UTM): 445921.49 m E, 6038224.16 m S zone 19H

●	Geographic: 35°47'54.96"S latitude and 69°35'54.60"W longitude (decimal degrees - 35.7986°, -69.5985°; the historical Huemul Mine is located at 35°45'52.56"S latitude and 69° 3'0.95"W longitude (decimal degrees -35.7646°, -69.6630°.

●	Gauss Kruger POSGAR 94 (WGS84) Zone 2: 2,428,651m East, 6,037,093m North

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
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Figure 3-1: Location Map

Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Location Map
SLR
3,300,000mE
3,400,000mE
N
San Luis Province
Mendoza
La Paz
Tunuyan
San Rafael
Gral Alvear
Malargue
Huemul Project
C H I L E
MENDOZA Province
Neuquén Province
SOUTH AMERICA
Mendoza Province
Argentina
6,400,000mN
6,300,000mN
6,200,000mN
6,100,000mN
6,000,000mN
5,900,000mN
40
7
146
144
188
143
145
Legend:
Huemul Claims
Provincial Departments
Roads and Tracks
Cities
0
75
150
Kilometres

Source: Miller 2024.

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

3.2 Land Tenure

The Property is located in the Province of Mendoza, Republic of Argentina. in which acquisition, exploitation and use of mineral substances is regulated by Código de Minería de la Nación passed by law 1919/86 (the Argentine Mining Code). The Code consists of 22 Titles and an Appendix, which lay down provisions on mines and their ownership, the persons who may acquire mines (and the relations between the owner and the miner), ownership, their acquisition and related concessions, the exploitation of mines, concessions and conditions for mining exploitation, the leasing of mines and their usufruct.

Under the Argentina Mining Code, there two types of concessions (permits) that can be granted:

1	Exploration permits (Cateos and Manifestaciónes de Descubrimientos)

2	Exploitation (Mining) permits (Concesións de Explotación or Minas)

3.2.1 Exploration Permits

Cateo

A Cateo provides the title holder with the exclusive right to explore for specified minerals within a defined area for a period of up to three years.

Cateos typically are awarded in units of 500 ha, termed the measurement unit. Holders may acquire a maximum of 20 measurement units (10,000 ha), but may not hold, in aggregate, any more than 400 measurement units (200,000 ha) in any one Province. Property boundaries are defined in the exploration concession application or title and are not required to be physically marked in the field.

Grant of an exploration permit gives the holder the right to explore and prospect within the measurement unit boundary, for a 150-day period. The term is extended by 50 days for each additional measurement unit that has been granted, with the largest possible term being 1,100 days. However, once 300 days have been reached, where the holding is over four measurement units the holder must relinquish half of the land. At the 700-day point, the holder must relinquish half of the remaining measurement units.

Prior to the grant of an exploration permit, holders must pay a one-off fee of ARS400 for each measurement unit requested and provide a work plan and commit to starting that work program within 30 days of permit grant. Compensation must be paid to landowners inconvenienced by any exploration activities. An activities report must also be provided to the appropriate regulatory authorities within 90 days after expiry of the measurement unit.

The term cannot be extended or renewed, and the title holder cannot reapply for the same area within one year of its expiry. At the end of its three-year term, the concession holder may apply for the conversion of the Cateo into a “Mina”.

To formally request a Cateo, the applicant must: (i) pay a license application fee, (ii) submit a minimum exploration plan and budget; and commit to starting that work program within 30 days of granting of the permit. and (iii) deliver an environmental impact assessment (“EIA”) for the proposed work program.

Fees are due twice a year on June 30th and December 31st and are based on the size of the concession. The fee for Cateos is 400 Argentinean Pesos (ARS) per 500 ha unit per annum. A work plan must be filed for each concession at the time that the application is made. The PMD has the right to verify that the work commitment has been met. Once a permit is granted for an exploration concession, an Environmental Impact Assessment (EIA) must be completed and filed with the PMD. Field work may not start until the EIA has been submitted to the authorities.

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Once a Cateo is registered after the payment of the fee, delivery of the work plan and EIA, the applicant is free to explore the property for a fixed period of time, based on the size of the area:

Manifestación de Descubrimiento

Manifestación de Descubrimiento (MD – literally “notice of discovery”) is also an exploration license and the first step towards obtaining mining rights. The registration of the MD guarantees the right of the holder to have preference over the area. By petitioning an MD the holder is informing the PMD that they have discovered a potentially economic mineral orebody (whether there was a prior Cateo or not). Legislation allows for MDs to be established in three ways:

●	By discovering an area of potentially significant mineralization because of an exploration program on an exploration concession (Cateo);

●	When significant mineralization is discovered by chance; that is, without an exploration process. This means that a mining concession (MD) can be applied for directly, without applying for an exploration concession first.

●	When a mining permit has been declared and registered as having expired due to non- compliance with the PMD’s requirements.

The holder has 100 days, which may be extended from the registration to file the “labor legal”, which is the location of the point of discovery within the area. The maximum area of an MD is 3,500 ha. The mining fee (canon) is ARS3,200 per 100 ha per year and the obligation to pay begins three years after registration of the MD.

To maintain an MD in good standing, the titleholder is required to fulfil the following obligations:

●	The fee must be paid twice a year (June 30th and December 31st).

●	Non-payment results in the revocation of the permit, unless the title holder pays the fee (with a 20% penalty) within a 45-day cure period.

●	A 3-year period free of fees is granted if a mine is established.

3.2.2 Mining (Exploitation) Permits

Mina

A mining concession or Mina granted by the Provincial Mining Directorate (PMD) confers on the titleholder the right to mine specific minerals for an indefinite term provided that the concession is kept in good standing with the authorities. Titleholders must initially apply for a discovery claim (MD) and the application is advertised for public comment.

The measurement unit area for such claims, or “pertenencia”, will vary depending on the mineralization to be exploited. Claims over gold, silver, copper, and generally, hard rock minerals deposits (e.g., vein-style and discrete deposits) are typically six hectares in extent; however, disseminated mineralization style deposits may see claim sizes reach a maximum of 100 ha. Exploitation permits can consist of one or more pertenencias.

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A Mina (exploitation) permit is contingent on several factors, including:

●	Provision of official cartographic coordinates for the deposit and the area required for operating facilities.

●	Provision of a sample of the mineral discovered.

●	Approval of an Environmental Impact Assessment (EIA).

Approval and registration of the legal survey request by the relevant Provincial mining authority constitutes formal title to the exploitation permit. Assuming mining is active, and all other requirements are met, exploitation permits can have an indefinite grant period.

After three years from the date the discovery claim was registered, an annual fee (canon) becomes payable. The amount of the annual canon depends on the pertenencia size, and ranges from ARS80 for the six-hectare pertenencias to ARS800 for the 100 ha pertenencias.

A further condition is required of a holder, which is to invest, at a minimum, 300 times the value of the annual canon in fixed assets on the exploitation permit over a five-year period. Twenty percent of the required investment must be made each year for the first two years of the designated investment period. For the final three years, the remaining 60% of the investment requirement is at the holder’s discretion as to how it is expended.

An affidavit quantifying the investment made each year must be submitted to the PMD. If the affidavit is not submitted or does not correspond with real investment, the PMD may provide notice of its intention to rescind the mining permission. There is a 30-day notice period, from the day that the notice of intention to terminate is received by the concession holder. At the end of the 30-day period, the mining concession is terminated, and the area is declared to be open for staking.

Permits may also be cancelled if mining activity ceases for more than four years and the holder has no plans to reactivate mining within a five-year period.

3.3 Huemul Mineral Tenure

The Huemul claim package currently consists of seven claims, totaling approximately 27,700.13 ha, comprising two cateos, one Minas, and four MDs and registered with the Mining Notary in Mendoza Province. The full concession list is given in Table 3-1 and locations are shown in Figure 3-2. The permits are current, and the mining canons/fees are paid up to date.

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Table 3-1: Full List of the Huemul Concessions

Name	Claim ID	Year	Area (ha)	Claim Type	Title Holder	NSR
Cateo Huemul Norte	02967014-A-22	2022	9,896	Cateo	2847312 Ontario Inc	2% NSR Minera Agaucu S.A
Cateo Huemul Sur	029665342-A-22	2022	9,740	Cateo	2847312 Ontario Inc	2% NSR Minera Agaucu S.A
Mina Huemul	18-C-57	1957	114	Minas	2847312 Ontario Inc	2% NSR Minera Agaucu S.A
MD Silvana	355-C-96	1996	3,000	MD	2847312 Ontario Inc	2% NSR Minera Agaucu S.A
MD Mirano Norte	089866266-C-22	2022	1,856	MD	2847312 Ontario Inc	1% NSR NewEra Metal R. Ltd. and Guillermo Wild Ceruzz 1% NSR CUR
MD Carmencita	08987498-C-22	2022	496	MD	2847312 Ontario Inc	1% NSR NewEra Metal R. Ltd. and Guillermo Wild Ceruzz 1% NSR CUR
MD Cerro Butalo	3161-E-06	2006	2,600	MD	2847312 Ontario Inc.	2% NSR Minera Agaucu S.A 1% NSR CUR

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Figure 3-2: Huemul Claim Map

Huemul Project
N
2,435,000 mE
2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,050,000 mN
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
HUEMUL NORTE
Huemul Mine
MIRANO NORTE
SILVANA
Route N°40
CERRO BUTALO
MD CARMENCITA
HUEMUL SUR
0
2.5
5.0
7.5
10
Kilometres
SLR
Legend:
Huemul Claims
Huemul Project Outline
Huemul Mine
Other third party (existing)
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Huemul Claim Map

Source: Miller 2024.

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3.4 Surface Rights

The Argentine Mining Code sets out rules under which surface rights and easements can be granted for a mining operation, and covers aspects including land occupation, rights-of-way, access routes, transport routes, rail lines, water usage, and any other infrastructure needed for operations. In general, compensation must be paid to the affected landowner in proportion to the amount of damage or inconvenience incurred; however, no provisions or regulations have been enacted as to the nature or amount of the compensation payment. In instances where no agreement can be reached with the landowner, the Argentine Mining Code provides the mining right holder with the right to expropriate the required property.

From time to time, a land possessor may dispute the Company’s surface access rights and, as a result, the Company may be barred from its legal temporary occupation rights. Surface access issues have the potential to result in the delay of planned exploration programs, and these delays may be significant. Such delays may have a material adverse effect on the Company.

In general, easements outside the perimeter of a concession are road easements. For their constitution, the corresponding permission or authorization from the authority must be obtained beforehand, and subsequently the corresponding compensation must be paid for the land occupied or the proper bond must be provided. In this case, not only must such permission be sought, but also the legal declaration of public utility must be complemented with a double proof at the concession holder’s expense, namely: (i) that the easement in question cannot be constituted within the perimeter of the concession (Art. 151 of the Argentine Mining Code) and (ii) that the work is really beneficial for the mining activities (Art. 13 of the Argentine Mining Code, last paragraph).

The list of underlying landowners for the Huemul claims are presented in Table 3-2 and shown in Figure 3-3.

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 3-3: Map Showing Surface Ownership and Huemul Claims

2,435,000 mE
2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,050,000 mN
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
MOYA ROMERIL
MOYA ISIDORO
MOYA MARCELINO
LA BATRA
Huemul
Aº Seco
Agua Botada
Pto. Moya
MOLINA ERASMO
ESPINOZA BERNABE
Cº Mirano
Route N°40
HILARIO ESPINOZA
Urico Rosa
LA BATRA
LA BATRA
EL PALAUCO SA
EL PALAUCO SA
Legend:
Huemul Claims
Huemul Project Outline
Landowners
0
2.5
5.0
Kilometres
SLR
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Map Showing Surface Ownership and Huemul Claims

Source: Miller 2024.

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Table 3-2: List of Huemul Claims and Underlying Land Owners

Claim	Name	Year	Description	Details
.2967014-A-22	Huemul Norte	2022	ESTANCIA/FARM	Moya Marcelino	Moya Romeril	Moya Isidoro	Molina Erasmo	Espinosa Bernabe	La Batra
			OWNER
029665342-A-22	Huemul Sur	2022	ESTANCIA/FARM	El Palauco SA	La Batra
			OWNER
18-C-57	Huemul Mine	1957	ESTANCIA/FARM	Moya Marcelino	Moya Romeril	Molina Erasmo
			OWNER
355-C-96	Silvana	1996	ESTANCIA/FARM	Moya Marcelino	Moya Romeril	Molina Erasmo	Espinosa Bernabe
			OWNER
089866266-C-22	Mirano Norte	2022	ESTANCIA/FARM	La Batra
			OWNER
08987498-C-22	Carmencita	2022	ESTANCIA/FARM	Hilario Espinosa	La Batra
			OWNER
3161-E-06	Cerro Butalo	2006	ESTANCIA/FARM	Espinosa Bernabe	Hilario Espinoza	El Palauco SA
			OWNER

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3.5 Required Permits and Status

According to the Mining Code, individuals or legal entities, both public and private, that develop mining exploration activities must submit an Environmental Impact Report (EIR), which summarizes an environmental impact assessment (EIA, or Informe de Impacto Ambiental [IIA]), to the Mining Authority (the Provincial Mining Directorate in the first instance and the Mining Council in the next instance, both under the supervision of the Ministry of Energy and Environment) prior to the start of any activity.

The regulatory authority in Mendoza is jointly managed by the Mining Directorate and the Directorate of Environmental Protection, as stipulated by Article 28 of the Decree No. 820/06 and Joint Resolution No. 18/23. These entities are responsible for evaluating the EIR and approving it by issuing the Environmental Impact Declaration (EID).

According to the legislation in Mendoza, in the case of metal mining projects, the EID must be ratified by law of the local Congress, and it must include a specific declaration of environmental impact on water resources (Law 7722).

The IIA shall be updated every two years at the latest, and a report shall be submitted containing the results of the environmental protection actions carried out, as well as any new events that may have occurred (art. 256 Mining Code).

When Energia Minerals S.A. (EMSA) owned the Project (at that time, approximately 20,000 ha) they completed reconnaissance mapping, sampling, and airborne geophysics, and presented an EIR in 2007 that was approved by the Mining Directorate; however, it was not ratified by Congress.

The claim package has been increased since the IIA submittal in 2007, and a new IIA is being prepared in line with planned exploration in 2024.

In the event of any work of greater magnitude and/or changes in the tasks to be performed with respect to those previously communicated, the reports must be expanded, and the mining environmental authority must be informed of the situation.

Table 3-3 shows a list of the Huemul claims and the associated IIAs on file with the provincial government.

Table 3-3: Full List of the Huemul Claims, File No., IIA Approval File, and Expiry Date

NAME	FILE NO	YEAR	ARCHIVE SMA AND DS	IIA Approval	Expiry Date
Huemul Norte	02967014-A-22	2022	NA	NA	NA
Huemul Sur	029665342-A-22	2022	NA	NA	NA
Huemul	18-C-57	1957	NA	NA	NA
Silvana	355-C-96	1996	NA	NA	NA
Mirano Norte	089866266-C-22	2022	NA	NA	NA
Carmencita	08987498-C-22	2022	NA	NA	NA
Cerro Butalo	3161-E-06	2006	NA	NA	NA
Note: SMA: Secretaria de Medio Ambiente DS: Decreto Supremo

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In accordance with the new Code of Mining Procedures of the Province of Mendoza that recently came into force (July 2024), it is necessary to comply with the following requirements:

●	Submit to the Mining Authority a Technical Affidavit, which will contain the relevant information on the technical and geological aspects of the mining project, describing the name of the project, the mining rights that comprise it, and the activities to be carried out.

●	Prior to the start of the activities or prior to the granting of the concession, they must submit to the Mining Authority a Sworn Declaration of Good Practices within the framework of Social Responsibility. This document must be updated biennially from its approval. It will include a description of the groups and communities in the areas of direct and indirect influence to the area of the mining project.

●	Accredit and accompany the evidence of the presentation of the EIR. Once the EID that approves the works in whole or in part has been obtained, the interested party must attach a copy of said EID, its notification certificate, and if applicable, the legislative ratification, within ten days from the corresponding notification.

As of the date of this report, Jaguar is in progress to meet the list of requirements outlined in the Code of Mining Procedures of the Province of Mendoza.

3.6 Taxation, Royalties and Option Agreements

3.6.1 Corporate Income Tax

The corporate tax rate in Argentina of 25%.

3.6.2 Provincial Mining Royalties

There is a 3% pithead (mine entrance and surrounding area including run-of-mine (ROM) material) value royalty payable to the Province of Mendoza for mined material that is shipped directly out of the province.

The royalty value is defined as the value obtained during the first selling stage, less the direct and/or operating costs necessary for taking the pithead mineral to such stage, except for the direct or indirect costs and/or expenses inherent to the extraction (mining) process.

Costs that can be deducted include: transport, freight, and insurance costs of concentrate; concentrate selling costs; smelting and refining costs; crushing, milling and beneficiation costs; and administration costs. The cost to mine the material cannot be deducted nor depreciated.

3.6.3 Royalty Agreement with NewEra Metal Resources Ltd.

On July 31, 2023, 2847312 Ontario Inc., NewEra Metal Resources Ltd., a British company, and Mr. Guillermo Wild Ceruzzi entered into a Net Smelter Return Royalty Agreement. Under this agreement, 2847312 Ontario Inc. granted a 1% NSR royalty on metals produced from the MD Mirano Norte and MD Carmencita concessions within the Huemul Project to NewEra Metal Resources Ltd. and Mr. Ceruzzi. The royalty applies to all metal-bearing products, including uranium and other minerals.

Pursuant to the agreement, 2847312 Ontario Inc. retains the right to repurchase the 1% royalty for a payment of US$400,000. This buyback option may be exercised only once, and 2847312 Ontario Inc. must provide at least 15 days' notice before the repurchase date. Royalty payments are made on a quarterly basis, and 2847312 Ontario Inc. is required to provide a statement detailing the calculation of each royalty payment.

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

3.6.4 Royalty Agreement with Minera Agaucu S.A.

On July 31, 2023, 2847312 Ontario Inc and Minera Agaucu S.A., an Argentine corporation, entered into a Net Smelter Return Royalty Agreement. Under the agreement, Minera Agaucu S.A. is granted a 2% NSR royalty on all mining production from the Cateo Huemul Norte, Cateo Huemul Sur, Mina Huemul, MD Silvana, and MD Cerro Butalo concessions within the Huemul Project.

Pursuant to the agreement, 2847312 Ontario Inc. holds the option to repurchase 50% of the royalty (reducing it from 2% to 1%) for a payment of US$2 million. This repurchase option may only be exercised once, and 2847312 Ontario Inc. is required to provide at least 15 days' notice before the repurchase date.

Royalty payments will be made quarterly in US dollars, with 2847312 Ontario Inc. providing detailed calculations of the amounts. These payments are subject to deductions for allowable expenses, including transportation, refining, and government royalties. 2847312 Ontario Inc. may commingle ore from the Huemul Project with materials from other projects, provided that representative sampling methods are used, and proper records are maintained. While 2847312 Ontario Inc. retains ownership of all tailings or waste materials, any future reprocessing of these materials will subject the recovered products to the royalty.

3.6.5 Royalty Agreement with Consolidated Uranium Inc.

On July 19, 2024, Jaguar and CUR entered into a Net Smelter Return Royalty Agreement related to the Huemul Project. Under this agreement, Jaguar grants CUR a 1% NSR royalty on all mining production from the MD Mirano Norte, MD Carmencita, and MD Cerro Butalo concessions within the Huemul Project. Royalty payments will be made quarterly, with the amount calculated by applying the royalty percentage to the net smelter return for each calendar quarter.

Pursuant to the agreement, CUR has the option to expand the royalty coverage to additional properties within the Huemul Project, including the Cateo Huemul Norte, Cateo Huemul Sur, Mina Huemul, and MD Silvana concessions. To exercise this option, CUR must pay Jaguar US$1 million, after which the 1% royalty will apply to the entire Huemul Project.

Royalties by concession are listed in Table 3-1.

3.7 Other Significant Factors and Risks

SLR is not aware of any environmental liabilities on the property. Jaguar has all required permits to conduct the proposed work on the property. SLR is not aware of any other significant factors and risks that may affect access, title, or the right or ability to perform the proposed work program on the property.

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

4.0 Accessibility, Climate, Local Resources, Infrastructure and Physiography

This section has been modified from Miller (2024).

4.1 Accessibility

The Huemul Project is located on the Eastern flank of the Central Andean Cordillera in the Department of Malargüe, Province of Mendoza, Argentina.

The municipality of Mendoza is located approximately 370 km to the north of the Project. It is the closest town with an international airport and is also the capital and administrative center for the province. Malargüe is 46 km to the north of the Project; most services, including a regional airport, are available there.

Principal access from Mendoza is by paved Provincial Route 40, which links Mendoza with the town of Malargüe, for 320 km. From Malargüe, one travels 46 km south on the all-weather, unpaved Provincial Route 40, before turning on to the Huemul claims (Figure 4-1).

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 4-1: Access to Huemul Project

Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Access to Huemul Project
SLR
San Juan Province
San Luis Province
Mendoza
La Paz
Tunuyan
San Rafael
Gral Alvear
Malargue
Huemul Project
4 h 9 min
363 km
Paved route
C H I L E
MENDOZA Province
Neuquén Province
South America
Mendoza Province
Argentina
3,200,000 mE
3,300,000 mE
3,400,000 mE
6,400,00 mN
6,300,00 mN
6,200,00 mN
6,100,00 mN
6,000,00 mN
5,900,00 mN
0 32.5 75
Kilometres
Legend:
Huemul Claims
Access from Mendoza City

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

4.2 Climate

Annual temperatures range from a winter low of -10°C to summer highs of 30°C to 35°C. Rainfall is low, with snow and rain in the Cordillera in the winter and thunderstorms and local flash floods in the summer.

Field work can be carried out essentially year-round, although care needs to be taken in midwinter as the roads may become waterlogged and impassable.

4.3 Local Resources

The nearest supply point where goods and services, including food, fuel, and labor can obtained is in the town of Malargüe, population 30,000.

Southern Mendoza is moderately well populated, with skilled to unskilled labor available in Malargüe, San Rafael, and Mendoza.

South of Mendoza Province is the Neuquén Basin, which has a significant petroleum industry; heavy machinery, construction equipment, and operators are readily available in this area.

4.4 Infrastructure

The area is semi-arid to arid. Small streams are ephemeral although larger rivers flow most of the year. Water supplies should be taken into consideration in planning future exploration. There are a number of hydro-electric/irrigation projects in the area, and power is readily available, however, there are no permanent infrastructure on the property. Figure 4-2 illustrates the regional infrastructure.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 4-2: Regional Infrastructure

Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Regional Infrastructure
SLR
3,300,000 mE
3,400,000 mE
N
Juan Province
San Luis Province
Mendoza
La Paz
Tunuyan
San Rafael
Gral Alvear
Malargue
Huemul Project
MENDOZA Province
Neuquén Province
CHILE
6,400,00 mN
6,300,00 mN
6,200,00 mN
6,100,00 mN
6,000,00 mN
5,900,00 mN
Mendoza Province
Argentina
Legend:
Huemul Claims
Cities / Roads / Tracks / Provincial Departments
Borders
Airports
Oil and gas pipelines
High voltage power lines
Main Rivers
Hydroelectric plant
0 32.5 75
Kilometres

Source: Miller 2024.

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

4.5 Physiography

The area consists of rolling topography with low hills and valleys with local steep underlying bedrock forming ridges and scarps.

Natural vegetation consists of drought resistant grasses, small bushes, shrubs, and cacti (Figure 4-3). In larger sheltered valleys and around oases, trees are found; in addition to indigenous species, poplar and birch have been planted as windbreaks and for firewood.

Elevations across the entire region vary from 1,700 metres above sea level (masl) to 2,200 masl (Figure 4-4). Figure 4-5 shows a general view of the Project landscape.

Figure 4-3: Typical Landscape and Vegetation Cover

Source: SLR 2024

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 4-4: Local Topography of the Huemul Project

2,435,000 mE
2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,050,000 mN
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
Huemul Project
HUEMUL NORTE
Huemul Mine
MIRANO NORTE NEWERA
SILVANA
Route N°40
CERRO BUTALO
MD CARMENCITA NEWERA
HUEMUL SUR
Altitude
0 1 2 3 4 5
Kilometres
SLR
Legend:
Huemul Claims
Huemul Topography
Source: Miller 2024.
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Local Topography of the Huemul Project

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 4-5: General View of the Project

Source: SLR 2024

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

5.0 History

This section has been modified from or extracted from Miller (2024).

5.1 Prior Ownership

The National Atomic Energy Commission (CNEA) discovered the Huemul-Agua Botada Zone in 1952 and exploited the deposit between 1955 and 1975. The area was explored with a total of 25,000 m of drilling and 7,000 m of workings. The ore was treated in a concentration plant at the nearby town of Malargüe. The mines were closed in 1976 when the CNEA opened its mine in Sierra Pintada, San Rafael, which covered 100% of the national uranium demand.

In 2005, the entire claim package was acquired by Energia Minerals S.A. (EMSA), the local subsidiary of Calypso Acquisition Corporation (Calypso). Mapping and sampling and geophysical surveys were undertaken, and an EIR that would have allowed for a 6,000 m diamond drill program was submitted in 2007 that was approved by the Mining Ministry; however, it was not ratified by Congress.

IsoEnergy, through its wholly owned subsidiary 2847312 Ontario Inc., acquired 100% the Huemul-Agua Botada Cu-U-V Mine and surrounding prospective ground, totaling approximately 27,700.13 ha, in August 2023 and continued exploration on the property using geologic mapping, sampling, and ground geophysics.

5.2 Exploration and Development History

5.2.1 EMSA 2005–2009

5.2.1.1 Mapping and Sampling

In 2005, Calypso, through its wholly owned Argentinian subsidiary EMSA, acquired approximately 20,900 ha around the historical Huemul and Agua Botada mines (Figure 5-1).

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-1: EMSA Concessions

2,440,000
2,445,000
2,450,000
6,050,000
6,045,000
6,040,000
6,035,000
N
MOYANO ISIDORO
MOYA ROMERIL
MOYA MARCELINO
LA BATRA
Huemul
Aº Seco
Pto. Moya
Agua Botada
MOLINA ERASMO
ESPINOZA BERNABE
Cº Mirano
HILARIO ESPINOZA
UrycoRosa
LA BATRA
LA BATRA
EL PALAUCO SA
EL PALAUCO SA
0 1000 2000 3000 4000 5000
Metres

SLR

**Jaguar Uranium**

***Huemul Project***

*Mendoza Province, Argentina*

**EMSA Concessions**

**Note:** *Projection - Gauss Kruger F2, Datum - Campo Inchauspe*

**Source:** ***Miller 2024.***

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Mapping, sampling, and airborne geophysics were undertaken and culminated in an IIA in 2007. This was presented and approved by the Mining Directorate; however, it was not ratified by Congress.

Work continued until 2009 with further mapping and sampling and appears to have ceased in 2009.

Results from 221 geochemistry samples for silver, copper, uranium, and vanadium, along with CPS measurements that covered approximately 80% of these samples were reviewed by IsoEnergy. It was noted that, although batch numbers are noted in geochemical files, original laboratory certificates were not available. Summary statistics for silver, copper, uranium, and vanadium geochemical sampling are presented in Table 5-1 to Table 5-4, respectively, and sample locations and results are shown in Figure 5-2 through Figure 5-17.

Table 5-1: EMSA Silver Geochemistry Summary Statistics.

Description	Value
Maximum Value ppm Ag	1,770
Samples Below Detection (<0.5 ppm Ag)	40 samples
Samples Over 1 ppm Ag	149 samples
Samples Over 10 ppm Ag	75 samples
Samples Over 50 ppm Ag	26 samples
Average of Samples over 10 ppm Ag	143.6 ppm Ag
Total No of Samples	218 samples

Table 5-2: EMSA Copper Geochemistry Summary Statistics.

Description	Value
Maximum Value ppm Cu	117,363
Samples Below Detection (<1 ppm Cu)	0 samples
Samples Over 100 ppm Cu	210 samples
Samples Over 1000 ppm Cu	167 samples
Samples Over 5000 ppm Cu	111 samples
Average of Samples over 1000 ppm Cu	16,975 ppm Cu
Total No of Samples	221 samples

Table 5-3: EMSA Uranium Geochemistry Summary Statistics

Description	Value
Maximum Value ppm U3O8	69,071
Samples Below Detection (<10 ppm U3O8)	0 samples
Samples Over 10 ppm U3O8	99 samples
Samples Over 50 ppm U3O8	83 samples

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Description	Value
Samples Over 100 ppm U3O8	60 samples
Average of Samples over 50 ppm U3O8	2,068.9 ppm U3O8
Total No of Samples	221 samples

Table 5-4: EMSA Vanadium Geochemistry Summary Statistics

Description	Value
Maximum Value ppm V2O5	27,524
Samples Below Detection (<1ppm V2O5)	0 samples
Samples Over 10 ppm V2O5	221 samples
Samples Over 100 ppm V2O5	72 samples
Samples Over 250 ppm V2O5	40 samples
Average of Samples over 100 ppm V2O5	2,586 ppm V2O5
Total No of Samples	221 samples

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-2: EMSA and IsoEnergy Sampling Locations

2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
Route 40
Route 40
Huemul Mine
Agua Botada
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
0 1.25 2.5
Kilometres
SLR
Legend:
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples
IsoEnergy
Emsa
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
EMSA and IsoEnergy Sampling Locations

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-3: Silver Assays from EMSA Sampling

2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
Route 40
Huemul Mine
Agua Botada
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
0 1.25 2.5
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples Ag (ppm)
120 - 1,771 (16)
60 - 120 (8)
30 - 60 (16)
10 - 30 (35)
5 - 10 (26)
0.5 - 5 (77)
< 0.5 (40)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Silver Assays from EMSA Sampling

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-4: Silver Assays from EMSA Sampling: Black Zone to Cerro Mirano Prospects

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
N
Access road
Access road
Cerro Mirano
Uryco
Rosa
Vega Larga
Black Zone
0
0.5
1.0
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples Ag (ppm)
120 - 1,771 (16)
60 - 120 (8)
30 - 60 (15)
10 - 30 (35)
5 - 10 (26)
0.5 - 5 (77)
< 0.5 (40)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Silver Assays from EMSA Sampling
Black Zone to Cerro Mirano Prospects

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-5: Silver Assays from EMSA Sampling: Huemul to Agua Botada Area

2,439,000 mE
2,439,500 mE
2,440,000 mE
2,440,500 mE
2,441,000 mE
2,441,500 mE
6,042,500 mN
6,042,000 mN
6,041,500 mN
6,041,000 mN
6,040,500 mN
6,040,000 mN
6,039,500 mN
N
Huemul Mine
Agua Botada
Route 40
Route 40
0
125
250
Metres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples Ag (ppm)
120 - 1,771 (16)
60 - 120 (8)
30 - 60 (16)
10 - 30 (35)
5 - 10 (26)
0.5 - 5 (77)
< 0.5 (40)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Silver Assays from EMSA Sampling: Huemul to Agua Botada Area

Source: *Miller 2024.*

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-6: Copper Assays from EMSA Sampling

2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
Route 40
Huemul Mine
Agua Botada
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
0
2.5
Kilometres
SLR
Legend:
Lithology
Tuff
Surface Samples
10,000 - 117,363 (75)
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Copper Assays from EMSA Sampling

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-7: Copper Assays from EMSA Sampling: Black Zone to Cerro Mirano Prospects

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
N
Access road
Cerro Mirano
Uryco
Rosa
Vega Larga
Black Zone
Access road
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples Cu (ppm)
10,000 - 117,363 (75)
2,500 - 10,000 (68)
500 - 2,500 (36)
100 - 500 (31)
50 - 100 (8)
1.0 - 50 (3)
Huemul Project Claims
Route 40
Access road
0
0.5
1.0
Kilometres
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Copper Assays from EMSA Sampling Black Zone to Cerro Mirano Prospects

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-8: Copper Assays from EMSA Sampling: Huemul to Agua Botada Area

2,439,000 mE
2,439,500 mE
2,440,000 mE
2,440,500 mE
2,441,000 mE
2,441,500 mE
6,042,500 mN
6,042,000 mN
6,041,500 mN
6,041,000 mN
6,040,500 mN
6,040,000 mN
6,039,500 mN
N
Huemul Mine
Route 40
Agua Botada
0 250 500
Metres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples Cu (ppm)
10,000 - 117,383 (75)
2,500 - 10,000 (68)
500 - 2,500 (36)
100 - 500 (31)
50 - 100 (8)
1.0 - 50 (3)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Copper Assays from EMSA Sampling Huemul to Agua Botada Area

Source: Miller 2024.

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-9: CPS from EMSA Sampling

2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
Route 40
Huemul Mine
Agua Botada
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
0 1.25 2.5
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples CPS grades
10,000 - 65,000 (11)
5000 - 10,000 (59)
2,500 - 5,000 (31)
1,000 - 2,500 (47)
500 - 1,000 (20)
200 - 500 (17)
0 - 200 (7)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
CPS from EMSA Sampling

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-10: CPS from EMSA Sampling: Black Zone to Cerro Mirano Prospects

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
N
Access road
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
SLR
Legend:
Lithology
Tuff
Andesite (Huncan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples CPS grades
10,000 - 65,000 (11)
5000 - 10,000 (59)
2,500 - 5,000 (31)
1,000 - 2,500 (47)
500 - 1,000 (20)
200 - 500 (17)
0 - 200 (7)
Huemul Project Claims
Route 40
Access road
0 0.5 1.0
Kilometres
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
CPS from EMSA Sampling
Black Zone to Cerro Mirano Prospects

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-11: CPS from EMSA Sampling: Huemul to Agua Botada Area

2,439,000 mE
2,439,500 mE
2,440,000 mE
2,440,500 mE
2,441,000 mE
2,441,500 mE
6,042,500 mN
6,042,000 mN
6,041,500 mN
6,041,000 mN
6,040,500 mN
6,040,000 mN
6,039,500 mN
N
Huemul Mine
Route 40
Agua Botada
Route 40
0
250
500
Metres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples CPS grades
10,000 - 65,000 (11)
5000 - 10,000 (59)
2,500 - 5,000 (31)
1,000 - 2,500 (47)
500 - 1,000 (20)
200 - 500 (17)
0 - 200 (7)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
CPS from EMSA Sampling
Huemul to Agua Botada Area

Source: *Miller 2024.*

5-14

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-12: Uranium Assays from EMSA Sampling

2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
Route 40
Huemul Mine
Agua Botada
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
0
1.25
2.5
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples
250 - 500 (26)
100 - 250 (43)
50 - 100 (48)
25 - 50 (20)
10 - 25 (14)
-10 - 10 (18)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Uranium Assays from EMSA Sampling

Source: *Miller 2024.*

5-15

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-13: Uranium Assays from EMSA Sampling: Black Zone to Cerro Mirano Prospects

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
N
Cerro Mirano
Access road
Uryco
Rosa
Vega Larga
Black Zone
Access road
0 0.25 0.5
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples U3O8 (ppm) grades
500 - 86,386 (52)
250 - 500 (26)
100 - 250 (43)
50 - 100 (48)
25 - 50 (20)
10 - 25 (14)
-10 - 10 (18)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Uranium Assays from EMSA Sampling
Black Zone to Cerro Mirano

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-14: Uranium Assays from EMSA Sampling: Huemul to Agua Botada Area

2,439,000 mE
2,439,500 mE
2,440,000 mE
2,440,500 mE
2,441,000 mE
2,441,500 mE
6,042,500 mN
6,042,000 mN
6,041,500 mN
6,041,000 mN
6,040,500 mN
6,040,000 mN
6,039,500 mN
N
Huemul Mine
Route 40
Agua Botada
Route 40
0
125
250
Metres
SLR
Legend:
Lithology
Surface Samples
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Uranium Assays from EMSA Sampling
Huemul to Agua Botada Area

Source: Miller 2024.

5-17

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-15: Vanadium Assays from EMSA Sampling

2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
Route 40
Huemul Mine
Agua Botada
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
0 1.25 2.5
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples
V2O5 (ppm) grades
1,000 - 27,524.6 (20)
500 - 1,000 (12)
200 - 500 (12)
100 - 200 (28)
50 - 100 (81)
1 - 50 (68)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Vanadium Assays from EMSA Sampling

**Source: Miller 2024.**

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-16: Vanadium Assays from EMSA Sampling: Black Zone to Cerro Mirano Prospects

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
Access road
Cerro Mirano
Uryco
Rosa
Vega Larga
Black Zone
Access road
N
0
0.25
0.5
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huircan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples V2O5 (ppm) grades
1,000 - 27,524.6 (20)
500 - 1,000 (12)
200 - 500 (12)
100 - 200 (28)
50 - 100 (81)
1 - 50 (68)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Vanadium Assays from EMSA Sampling
Black Zone to Cerro Mirano Prospects

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-17: Vanadium Assays from EMSA Sampling: Huemul to Agua Botada Area

2,439,000 mE
2,439,500 mE
2,440,000 mE
2,440,500 mE
2,441,000 mE
2,441,500 mE
6,042,500 mN
6,042,000 mN
6,041,500 mN
6,041,000 mN
6,040,500 mN
6,040,000 mN
6,039,500 mN
N
Huemul Mine
Route 40
Agua Botada
Route 40
0
125
250
Metres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples
V2O5 (ppm) grades
1,000 - 27,524.6 (20)
500 - 1,000 (12)
200 - 500 (12)
100 - 200 (28)
50 - 100 (81)
1 - 50 (68)
Huemul Project Claims
Route 40
Access road
Source: Miller 2024.

**Jaguar Uranium**

***Huemul Project***

*Mendoza Province, Argentina*

5-20

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

5.2.1.2 Airborne Geophysics

LASA Engenharia e Prospecções S.A. (LASA), a Fugro Airborne Surveys group company, in joint venture with Rappallini S.A., undertook a high resolution airborne magnetic and radiometric geophysical survey in Neuquén and Mendoza Provinces, Argentina, for EMSA between December 29, 2005, to January 29, 2006.

A summary of the survey related to the Huemul area and selected figures indicating the results are presented in the following sections. Figure 5-18 shows the survey area.

5-21

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-18: Airborne Geophysical Survey Area

-70°
-69°45'
-69°30'
-69°15'
-35°30'
-35°45'
-36°
-36°15'
N
Malargüe
La Valenciana
1
2
3
4
HUEMUL
AREA
Bardas
Blancas
M E N D O Z A
El Manzano
Las Chacras
Jagüel
Amarillo
Ranquiles
Ranquil-Co
Coihue-Có
0
35
70
Kilometres

SLR

**Jaguar Uranium**

***Huemul Project***

*Mendoza Province, Argentina*

**Airborne Geophysical Survey Area**

***Source: Miller 2024.***

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

The parameters that guided the survey execution are summarized below:

●	Flight line direction: East - West

●	Flight line spacing: 500 m

●	Tie line direction: North – South

●	Tie line spacing: 5 km

●	Sampling rate: 10 Hz (magnetometer), 1 Hz (spectrometer)

●	Sampling interval: 8.5 m (magnetometer), 85 m (spectrometer)

●	Flying height: 100 m

●	Average flying speed: 300 km/h

●	Diurnal Tolerance: ±15 nT (nanotesla) measured from a linear chord of 5’

●	Tracking Method: Differential real-time GPS / Video camera

A total of 647 line-km was flown over the Huemul area.

Table 5-5 presents the equipment specifications for the survey.

Table 5-5: Equipment Specifications

Parameter	Description
Aircraft	Piper Navajo PA-31, registration LV-LDS
Magnetometer	Scintrex CS-S
Data Acquisition	FASDAS
Acquisition Software	FASDAS
GPS Navigation System	Trimble AGGPS-132
Real Time DGPS	Omnistar LR-3600
Gamma Ray Spectrometer System	Exploranium GR-820
Rada Altimeter	Collins ALT-50
Barometric Altimeter	Rosemount 1241M
Video Tracking System	Panasonic Video Camera
Ground Magnetometer	GEM Systems, GSM-19

The following figures have been taken from the report entitled High-Resolution Airborne Geophysical Survey in Neuquén and Mendoza Provinces, Argentina. Cerro Mesa and Huemul Areas. Final Report Data Acquisition and Processing (LASA 2006), which provides full details of the survey, data collection, and processing. The QP has not reviewed the data for accuracy but are included for reporting purposes and completeness.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-19: Digital Terrain Model

5-24

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-20: Airborne Magnetics Reduced to Pole

2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
Route 40
Route 40
Huemul Mine
Agua Botada
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
Pole Reduced Field (nT)
SLR
Legend:
Huemul Project Claims
Route 40
Access road
0
1.25
2.5
Kilometres
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Airborne Magnetics Reduced to Pole
Source: Miller 2024.

5-25

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-21: Corrected Uranium Count (ppm U)

2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
Route 40
Huemul Mine
Agua Botada
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
0
1.25
2.5
Kilometres
Uranium Count
(ppm U)
SLR
Legend:
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Corrected Uranium Count (ppm U)

Source: Miller 2024.

5-26

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-22: Corrected Uranium Count (Anomalous > 3.5 ppm U)

2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
Route 40
Route 40
Huemul Mine
Agua Botada
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
6.3
6.1
5.9
5.7
5.5
5.3
5.1
4.9
4.7
4.5
4.3
4.1
3.9
3.7
3.5
Uranium Count (ppm U)
Anomalous Limit:3.5 ppm
0
1.25
2.5
Kilometres
SLR
Legend:
Huemul Project Claims
Route 40
Access road

Jaguar Uranium

Huemul Project

Mendoza Province, Argentina

Corrected Uranium Count (Anomalous > 3.5 ppm U)

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-23: Corrected Thorium Count (ppm Th)

2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
Route 40
Route 40
Huemul Mine
Agua Botada
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
Thorium Count
(ppm Th)
0
1.25
2.5
Kilometres
SLR
Legend:
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Corrected Thorium Count
(ppm Th)

Source: Miller 2024.

5-28

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-24: Corrected Potassium Count (% K).

2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
N
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
Route 40
Huemul Mine
Agua Botada
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
Potassium Count (% K)
SLR
Legend:
Huemul Project Claims
Route 40
Access road
0
1.25
2.5
Kilometres
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Corrected Potassium Count (% K)

Source: Miller 2024.

5-29

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

5.2.2 IsoEnergy 2022–2023

IsoEnergy (formerly known as Consolidated Uranium Inc. [CUR]) undertook mapping and sampling in late 2022 to the end of March 2023.

5.2.2.1 Mapping, Sampling and Geophysics

Approximately 16 km2 of mapping, rock sampling ,and Gamma Vario spectrometer surveys were carried out at 1:5,000 scale over the Huemul concession areas (Figure 5-25) focused on four target areas with uranium-copper-vanadium±silver mineralization: the Uryco-Rosa, Black Zone, and Vega Larga prospects with mineralization strike lengths of 2,200 m, 1,300 m, and 2,300 m, respectively, and the Cerro Mirano target with a strike length of approximately 300 m. The Uryco-Rosa, Black Zone, and Vega Larga prospects are hosted along conglomerate and sandstone horizons of the Diamante Formation. The mineralization in the Cerro Mirano target is related to the intrusion of andesitic dikes.

A total of 113 rock samples was taken and 107.2 linear kilometers were surveyed with the Gamma Vario spectrometer, recording 20,158 data points with U (ppm), Th (ppm), and K (%) information.

5-30

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-25: IsoEnergy Mapping and Sample Locations over Huemul Claims

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
Access road
Cerro Mirano
N
Uryço
Rosa
Vega Larga
Black Zone
Access road
0 0.5 1.0
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples
IsoEnergy
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
IsoEnergy Mapping and Sample Locations over Huemul Claims

Source: Miller 2024.

5-31

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Summary statistics are listed in Table 5-6 through Table 5-9 for silver, copper, uranium, and vanadium, respectively, for the 113 samples collected as part of the IsoEnergy exploration program. Sampling results for silver, copper, counts per second (CPS), uranium, and vanadium are illustrated in Figure 5-26 to Figure 5-30.

Table 5-6: IsoEnergy Silver Geochemistry Summary Statistics

Description	Value
Maximum Value ppm Ag	761
Samples Below Detection (<0.5 ppm Ag)	49 samples
Samples Over 1 ppm Ag	57 samples
Samples Over 10 ppm Ag	25 samples
Samples Over 50 ppm Ag	6 samples
Average of Samples over 10 ppm Ag	70.7 ppm Ag
Total No of Samples	113 samples

Table 5-7: IsoEnergy Copper Geochemistry Summary Statistics

Description	Value
Maximum Value ppm Cu	100,000
Samples Below Detection (<1 ppm Cu)	0 samples
Samples Over 100 ppm Cu	91 samples
Samples Over 1000 ppm Cu	57samples
Samples Over 5000 ppm Cu	42 samples
Average of Samples over 1000 ppm Cu	26,002 ppm Cu
Total No of Samples	113 samples

Table 5-8: IsoEnergy Uranium Geochemistry Summary Statistics

Description	Value
Maximum Value ppm U3O8	11,283
Samples Below Detection (<10 ppm U3O8)	11 samples
Samples Over 10 ppm U3O8	102 samples
Samples Over 50 ppm U3O8	71 samples
Samples Over 100 ppm U3O8	47 samples
Average of Samples over 50 ppm U3O8	418.9 ppm U3O8
Total No of Samples	113 samples

5-32

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Table 5-9: IsoEnergy Vanadium Geochemistry Summary Statistics.

Description	Value
Maximum Value ppm V2O5	1387.1
Samples Below Detection (<1ppm V2O5)	0 samples
Samples Over 10 ppm V2O5	113 samples
Samples Over 100 ppm V2O5	47 samples
Samples Over 250 ppm V2O5	4 samples
Average of Samples over 100 ppm V2O5	182 ppm V2O5
Total No of Samples	113 samples

5-33

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-26: Silver Assays from IsoEnergy Sampling

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
N
Access road
Cerro Mirano
Uryco
Rosa
Vega Larga
Black Zone
0
0.5
1.0
Kilometres
SLR
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Silver Assays from IsoEnergy Sampling
Legend:
Lithology
Tuff
Andesite (Huncan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples Ag (ppm) grades
120 - 781 (3)
60 - 120 (3)
30 - 60 (5)
10 - 30 (15)
5 - 10 (10)
0.5 - 5 (28)
< 0.5 (49)
Huemul Project Claims
Route 40
Access road

Source: Miller 2024.

5-34

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-27: Copper Assays from IsoEnergy Sampling

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
Access road
Cerro Mirano
N
Uryco
Rosa
Vega Larga
Black Zone
0 0.5 1.0
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples Cu (ppm) grades
10,000 - 100,000 (35)
2,500 - 10,000 (14)
500 - 2,500 (15)
100 - 500 (28)
50 - 100 (10)
1 - 50 (11)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Copper Assays from IsoEnergy Sampling

Source: Miller 2024.

5-35

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-28: CPS from IsoEnergy Sampling

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
N
Cerro Mirano
Access road
Uryco
Rosa
Vega Larga
Black Zone
Access road
0
0.5
1.0
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples CPS grades
10,000 - 65,000 (8)
5,000 - 10,000 (6)
2,500 - 5,000 (8)
1,000 - 2,500 (21)
500 - 1,000 (20)
200 - 500 (16)
< 200 (1)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
CPS from IsoEnergy Sampling

Source: Miller 2024.

5-36

Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-29: Uranium Assays from IsoEnergy Sampling

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
N
Access road
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
Access road
0
0.5
1.0
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples U3O8 grades
500 - 86,365 (52)
250 - 500 (26)
100 - 250 (43)
50 - 100 (48)
25 - 50 (20)
10 - 25 (14)
< 10 (18)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Uranium Assays from IsoEnergy Sampling

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-30: Vanadium Assays from IsoEnergy Sampling

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
N
Access road
Cerro Mirano
Uryco
Rosa
Vega Larga
Black Zone
Access road
0 0.5 1.0
Kilometres
SLR
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Vanadium Assays from IsoEnergy Sampling
Legend:
Lithology
Tuff
Andesite (Huncan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples
V2O5 ppm grades
1,000 - 1,357.2 (1)
500 - 1,000 (1)
200 - 500 (6)
100 - 200 (39)
50 - 100 (54)
1 - 50 (12)
Huemul Project Claims
Route 40
Access road
Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

5.2.2.2 Data Verification Check Field Samples

IsoEnergy revisited the Project on December 25 to 26, 2022, accompanied by geologists Francisco Solano and Alexis Abrigo. A third site visit was made on October 31, 2023. The objectives of the site visits were to:

●	Verify the geology, alteration and mineralization as described

●	Collect samples of mineralization for check assay

Seventeen check samples of representative mineralization and alteration were collected during the site visits. Wherever possible, samples were collected from previous sample locations, ideally trench or outcrops.

Sample numbers, coordinates, and brief descriptions are given in Table 5-10.

Table 5-10: Check Sample Coordinates and Sample Descriptions

Sample No	Easting	Northing	Description
009916	445002	6034763	Matrix supported sandstone and conglomerate. Medium to coarse-grained with isolated pebbles 0.5 cm to 4 cm. Disseminated bitumen 1%, malachite 0.2%. Outcrop chip. 6,000 CPS
009917	445065	6034686	Medium to coarse arenite. Malachite and azurite on fractures and disseminated. 1% to 2% FeOx. CuOx/Azurite locally up to 10%. Sandstone unit 1 m to 2 m thick and strike length of 50 m. 400 CPS
009918	445014	6034431	Medium to coarse arenite. 5% bitumen. 700 CPS
009919	446384	6034196	2 m to 3 m thick conglomeratic unit overlying argillized and gypsum rich unit. 3 m long channel sample. True thickness 1.5 m. Scintillometer: 1,000-5,000 CPS
009920	446375	6034217	Vega Larga. Continuation of argillized unit. 2 m thick. 50 m strike length. 1,500 to 2,000 CPS
009921	446965	6035856	Coarse Sandstone to conglomerate 2 cm to 4 cm clasts (average 2 cm). Malachite 10%, Azurite 5%. Patchy organic matter (MnOx?). 1,000 to 2,000 CPS
009922	440324	6041723	Coarse conglomerate/arenite. 5% FeOx disseminated and pervasive. Malachite patchy, up to 10% locally. Series of north-south trending faults with slicksides. Three to four outcrops parallel across 10 m.
009923	440330	6041686	Contact metamorphosed zone. Arenite with local conglomerate. Strong FeOx, silicification. Uranium, Bitumen. Malachite and patchy UOx. 10,000 to 14,000 CPS
009924	440228	6041582	Dump/Stockpile. Arenite. Locally conglomerate. Wk argillic. Wk CuOx. Local UOx. 15,000 to 20000 CPS
009925	440083	6040356	Agua Botada. Due south of Huemul Mine. Beds now flat lying. 20 m long outcrop with strong U-VOx-CuOx. 30,000 to 40,000 CPS

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Sample No	Easting	Northing	Description
009926	440085	6040342	Continuation of outcrop of mineralized outcrop. 70,000 to 80,000 CPS
009927	440090	6040056	Agua Botada dumps. East side of RN 40. Weak argillised sandstone. 5,000 to 6,000 CPS
009934	449758	6037603	Wallrock sandstone (medium grained arenite with moderate silification) in contact with medium grained porphyritic andesite dike striking northwest-southeast (150o). Cu mineralization (malachite and azurite) and MnOx., 1,000 to 1,500 CPS. Duplicate of Sample 22578. 3.7% Cu
009935	449758	6037603	Select sample of high-grade dump material.
009936	449647	6037709	Dump sample from workings at northwest end of mineralized dike. Total length of mineralization 150 m to 200 m and 2 m to 3 m either side of dike.
009937	449607	6037670	Workings on main saddle of Cerro Mirano ridge. More extensive workings over 20 m x 20 m. Sandstone with strong malachite and azurite on fractures and disseminated. 1,000 to 1,500 CPS
009938	440087	6040366	Medium grained argillised sandstone with very high U and V oxides. Oxidation fronts in layers through sandstone. 100,000 to 120,000 CPS
Notes: Abbreviations: Wk: Weak, Mod: Moderate, Ox: oxide, Vlts: Veinlets, Diss: Disseminated, Pot: Potassic, Cpy: Chalcopyrite, Cc: Chalcocite, Qtz: Quartz, Ser: Sericite Coordinates in SUTM 19, WGS84

Samples were analyzed at independent laboratory Alex Stewart (International) Argentina (ASI) in Mendoza, Argentina.

All samples are dried, crushed to 10 mesh (>80%), quartered (600 g), and pulverized at 106 microns (>95%) to obtain a 100 g split ready for analysis (Prep Code: P5) by four acid (hydrofluoric, perchloric, nitric, and hydrochloric) digestion followed by inductively coupled plasma-optical emission spectroscopy (ICP-OES) analysis (ICP-MA-42).

Results of check assay samples 009916 to 009927 and 009934 to 009938 for CPS, Ag (ppm), Cu (ppm and %), U3O8 (ppm), and V2O5 (ppm) are listed in Table 5-11 and plotted in Figure 5-31 to Figure 5-40.

Table 5-11: Field Sample Check Assay Results

Sample No.	Project	CPS	Ag (ppm)	Cu (ppm)	Cu (%)	U3O8 (ppm)	V2O5 (ppm)
009916	Huemul	6,000	<0.5	4,821	0.48	165	43
009917	Huemul	400	3.6	>100,000	>10	35	430
009918	Huemul	700	<0.5	528	0.05	48	48

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Sample No.	Project	CPS	Ag (ppm)	Cu (ppm)	Cu (%)	U3O8 (ppm)	V2O5 (ppm)
009919	Huemul	1,000	4.6	1,181	0.12	79	109
009920	Huemul	1,500	<0.5	326	0.03	42	104
009921	Huemul	1,000	<0.5	66,064	6.61	98	54
009922	Huemul	10,000	1.9	18,810	1.88	2,534	705
009923	Huemul	10,000	11.4	1,580	0.16	1,779	2,474
009924	Huemul	15,000	218	10,845	1.08	4,018	243
009925	Huemul	35,000	171.3	13,071	1.31	40,042	21,399
009926	Huemul	70,000	108.4	3,256	0.33	63,867	36,532
009927	Huemul	6,000	27.7	10,495	1.05	1,726	960
009934	Huemul	1,000	4.3	32,653	3.27	72	84
009935	Huemul	1,000	21.9	39,015	3.90	225	86
009936	Huemul	1,000	8	35,844	3.58	187	171
009937	Huemul	1,000	16.5	49,907	4.99	107	57
009938	Huemul	100,000	105.5	4,652	0.47	55,882	28,461

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-31: Silver Results for Check Samples: Huemul to Agua Botada Area

2,439,000 mE
2,439,500 mE
2,440,000 mE
2,440,500 mE
2,441,000 mE
2,441,500 mE
6,042,500 mN
6,042,000 mN
6,041,500 mN
6,041,000 mN
6,040,500 mN
6,040,000 mN
6,039,500 mN
N
Huemul Mine
Route 40
Agua Botada
Route 40
0
250
500
Metres
SLR
Legend:
Surface Samples
Tuff
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Silver Results for Check Samples
Huemul to Agua Botada Area
Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-32: Silver Results for Check Samples: Black Zone to Cerro Mirano Targets

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,037,000 mN
6,036,000 mN
6,035,000 mN
N
Cerro Mirano
Access road
Uryco
Rosa
Vega Larga
Black Zone
Access road
0
0.5
1.0
Kilometres
SLR
Legend:
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Silver Results for Check Samples
Black Zone to Cerro Mirano Targets

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-33: Copper Results for Check Samples: Huemul to Agua Botada Area

2,439,000 mE
2,439,500 mE
2,440,000 mE
2,440,500 mE
2,441,000 mE
2,441,500 mE
6,042,500 mN
6,042,000 mN
6,041,500 mN
6,041,000 mN
6,040,500 mN
6,040,000 mN
6,039,500 mN
N
Huemul Mine
Route 40
Agua Botada
Route 40
0
250
500
Metres
SLR
Legend:
Lithology
Tuff
Andesite
Red Shale and Conglomerate Facies
Sandy and Conglomerate Facies
Conglomerate Facies
Calcareous
Gypsum
Surface Samples
Huemul
Project Claims
Route 40
Access road

Jaguar Uranium

Huemul Project

Mendoza Province, Argentina

Source: *Miller 2024.*

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-34: Copper Results for Check Samples: Black Zone to Cerro Mirano Targets

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
N
Access road
Cerro Mirano
Uryco
Rosa
Vega Larga
Black Zone
Access road
0
0.5
1.0
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples Cu (ppm) grades
10,000 - 100,000 (10)
2,500 - 10,000 (3)
500 - 2,500 (3)
100 - 500 (1)
Huemul Project Claims
Route 40
Access road

Jaguar Uranium

Huemul Project

Mendoza Province, Argentina

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-35: CPS Results for Check Samples: Huemul to Agua Botada Area

2,439,000 mE
2,439,500 mE
2,440,000 mE
2,440,500 mE
2,441,000 mE
2,441,500 mE
6,042,500 mN
6,042,000 mN
6,041,500 mN
6,041,000 mN
6,040,500 mN
6,040,000 mN
6,039,500 mN
N
Huemul Mine
Route 40
Agua Botada
Route 40
0
250
500
Metres
SLR
Legend:
Tuff
Route 40
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
CPS Results for Check Samples
Huemul to Agua Botada Area

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-36: CPS Results for Check Samples: Black Zone to Cerro Mirano Targets

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
N
Access road
Cerro Mirano
Uryco
Rosa
Vega Larga
Black Zone
Access road
0
0.5
1.0
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples CPS grades
10,000 - 100,000 (6)
5,000 - 10,000 (2)
2,500 - 5,000 (-)
1,000 - 2,500 (7)
500 - 1,000 (1)
200 - 500 (1)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
CPS Results for Check Samples
Black Zone to Cerro Mirano Targets

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-37: U3O8 (ppm) Results for Check Samples: Huemul to Agua Botada Area

2,439,000 mE
2,439,500 mE
2,440,000 mE
2,440,500 mE
2,441,000 mE
2,441,500 mE
6,042,500 mN
6,042,000 mN
6,041,500 mN
6,041,000 mN
6,040,500 mN
6,040,000 mN
6,039,500 mN
N
Huemul Mine
Route 40
Agua Botada
Route 40
0
250
500
Metres
SLR
Legend:
Lithology
Surface Samples
Route 40
Access road

Source: Miller 2024.

Jaguar Uranium

Huemul Project

Mendoza Province, Argentina

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-38: U3O8 Results for Check Samples: Black Zone to Cerro Mirano Targets

Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
U3O8 Results for Check Samples
Black Zone to Cerro Mirano Targets
2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
Access road
Cerro Mirano
N
Uryco
Rosa
Vega Larga
Black Zone
Access road
0
0.5
1.0
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples
U3O8 grades
500 - 63,867 (7)
100 - 250 (4)
50 - 100 (3)
25 - 50 (3)
Huemul Project Claims
Route 40
Access road

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-39: V2O5 (ppm) Results for Check Samples: Huemul to Agua Botada Area

2,439,000 mE
2,439,500 mE
2,440,000 mE
2,440,500 mE
2,441,000 mE
2,441,500 mE
6,042,500 mN
6,042,000 mN
6,041,500 mN
6,041,000 mN
6,040,500 mN
6,040,000 mN
6,039,500 mN
N
Huemul Mine
Route 40
Agua Botada
Route 40
0
250
500
Metres
SLR
Legend:
Tuff
Surface Samples
1,000 - 38,533 (4)
500 - 1,000 (2)
200 - 500 (7)
100 - 200 (3)
50 - 100 (4)
1 - 50 (3)
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
V2O5 (ppm) Results for Check Samples
Huemul to Agua Botada Area

Source: Miller 2024.

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-40: V2O5 Results for Check Samples: Black Zone to Cerro Mirano Targets

2,443,000 mE
2,444,000 mE
2,445,000 mE
2,446,000 mE
2,447,000 mE
2,448,000 mE
2,449,000 mE
2,450,000 mE
6,038,000 mN
6,037,000 mN
6,036,000 mN
6,035,000 mN
N
Cerro Mirano
Access road
Uryco
Rosa
Vega Larga
Black Zone
Access road
0
0.5
1.0
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Surface Samples
V2O5 (ppm) grades
1,000 - 36,533 (4)
500 - 1,000 (2)
200 - 500 (2)
100 - 200 (3)
50 - 100 (4)
1 - 50 (2)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
V2O5 Results for Check Samples
Black Zone to Cerro Mirano Targets

Source: Miller 2024.

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Field observations by the SLR QP from the various localities visited on the three days of site visits confirm the types, styles and extents of the mineralization described by EMSA and IsoEnergy.

The SLR QP is of the opinion that the results from the check sampling agree with the results from the previous campaigns and are representative of the values for copper-uranium- vanadium+silver mineralization on the property.

5.2.2.3 Ground Geophysics

A Gamma Vario spectrometer survey was performed with field readings expressed in U (ppm), Th (ppm), and K (%). The field grid was designed with lines ranging from 2,640 m to 4,220 m long with a spacing of 200 m between each line. In total, 37 lines were surveyed, totaling 107.2 linear kilometres, with 20,158 data points recorded. The lines were designed to run perpendicular to the sedimentary horizons of the Diamante Formation (Figure 5-41). Figure 5-42 shows the survey results with uranium in ppm.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-41: Gamma Vario Spectrometer Survey

Gamma Vario Survey:
2,440,000 mE
2,442,000 mE
2,444,000 mE
2,446,000 mE
2,448,000 mE
2,450,000 mE
2,452,000 mE
2,454,000 mE
2,456,000 mE
6,042,000 mN
6,040,000 mN
6,038,000 mN
6,036,000 mN
6,034,000 mN
6,032,000 mN
N
1,987
Huemul Mine
Agua Botada
Cerro Mirano
2,325
2,043
2,449
Uryco
Rosa
Black Zone
Vega Larga
Gamma Vario by eU (ppm):
200 - 270 (1)
100 - 200 (10)
50 - 100 (25)
20 - 50 (60)
10 - 20 (328)
5 - 10 (3405)
0 - 5 (10966)
0
1
2
Kilometres
SLR
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Gamma Vario Spectrometer Survey

Source: Consolidated Uranium Inc. 2022.

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 5-42: Gamma Vario Spectrometer Survey – U ppm Contour Map

Gamma Vario Survey:
2,440,000 mE
2,442,000 mE
2,444,000 mE
2,446,000 mE
2,448,000 mE
2,450,000 mE
2,452,000 mE
2,454,000 mE
2,456,000 mE
6,042,000 mN
6,040,000 mN
6,038,000 mN
6,036,000 mN
6,034,000 mN
6,032,000 mN
N
1,987
Huemul Mine
Agua Botada
Cerro Mirano
2,325
Uryco
Rosa
Black Zone
Vega Larga
2,449
Legend:
101.54
14.18
9.57
7.83
7
5.79
1.19
U_ppm
0
1
2
Kilometres
SLR
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Gamma Vario Spectrometer Survey
U (ppm) Contour Map

Source: Consolidated Uranium Inc. 2022.

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5.3 Drilling

No exploration drilling has been conducted on the project.

5.4 Historical Mineral Resource Estimates

There has been no historical Mineral Resource Estimates completed on the property.

5.5 Past Production

The Huemul Project area contains two historical extractive uranium-vanadium mining operations, the Huemul Mine and Agua Botada, which operated between 1955 and 1975.

Approximately 130,000 tonnes of ore were historically produced from both mines by flotation at a concentration plant, with grades averaging 0.21% U3O8, 2.0% Cu and 0.11% V2O5, from the Huemul Mine, while the production from the adjacent Agua Botada deposit averaged approximately 0.13% U3O8 and 0.10% Cu (Rojas 1999). The mines were closed in 1976 with the discovery and development of the Sierra Pintada mine in San Rafael Province, Argentina, which covered 100% of the national uranium demand.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

6.0 Geological Setting, Mineralization, and Deposit

This section has been modified from or extracted from Miller (2024).

6.1 Regional Geology

The Huemul Project area is covered by the “3569-III Malargüe” 1:250,000 scale geological sheets produced by SEGEMAR, the Institute of Geology and Mineral Resources of Argentina, (SEGEMAR 2003), as illustrated in Figure 6-1, Figure 6-2, and Figure 6-3.

The Huemul Project is located in the center of the Late Cretaceous thrust front zone of the Neuquén Basin, Mendoza Province.

The geological literature of the Neuquén basin is oriented towards its hydrocarbon potential (Adkins 2006).

In a regional sense, according to Cobbold and Rosello (2003), the Neuquén Basin first formed as a rift basin in the early Mesozoic, when regional extension may have resulted from slow subduction of oceanic crust below the Pacific Margin of South America. The Triassic to Early Cretaceous basin fill, approximately 5,000 m thick, includes the main source rock intervals and reservoir rocks for the hydrocarbons. The sedimentary environments of later periods are more enigmatic. Although the Upper Cretaceous sedimentary rocks are regionally abundant and up to 1,500 m thick, they are mainly of continental origin and contain few fossils. Cenozoic sedimentary rocks are rare.

Subsequent to deposition of the Mesozoic sedimentary sequences, a continuous tecto-genetic process that began during the Tertiary (Eocene to Miocene), dominated by compressional tectonics, remained active until the late Miocene, when the basin reached its final structural configuration (Guilsano and Pleimling 1994). Guilsano and Pleimling state because of the Tertiary compressive forces, a thrust fold belt was established to the west with a structural platform with almost no deformation to the east. Widespread volcanic activity took place during the extensional periods between the major orogenic peaks. From the Oligocene until the Quaternary the volcanism spread gradually to the east.

In section at surface open folding dominated but with increasing depth some of the folds steepen and show evidence of reverse faulting along their crests. These reverse faults may mark areas where deeper basin brines and hydrocarbons move upward into the shallower sediments.

The sediments on the property are of the of the Upper Cretaceous Diamante Formation deposited in a high energy fluvial environment. They range from conglomerates through sandstone to local shales. The sedimentary units are typically from a few to tens of metres thick.

Across the property the sediments have been intruded by light grey, coarsely porphyritic andesitic and dacitic dikes and sills of the Lower Miocene Huincán Eruptive Cycle.

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Figure 6-1: Regional Geological Map

Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Regional Geological Map
Legend:
Huemul Project Claims
0 2,500 5,000
Metres
N
2,430,000 mE
2,440,000 mE
2,450,000 mE
2,460,000 mE
6,070,000 mN
6,060,000 mN
6,050,000 mN
6,040,000 mN
6,030,000 mN
MALARGÜE
AGUA BOTADA
BARDAS BLANCAS
SIERRA DE LA VENTANA
CO. DE LOS INDIOS
CO. JARILLOSO
CO. CHAHCAO
LOMA PELADAS
CO. LA PIEDRA SENTADA
CO. NEGRO DE CHACAYO
CO. PUNTUDO DE LA VENTANA
PAMPA AMARILLA
CO. CORRADO

Source: Miller 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

Figure 6-2: Stratigraphic Columns of the Regional Geology

COLUMNS PROFILE
Río Salado
16
15
14
13
100m
50m
0m
Las Leñas Valley
7
6
5
2
100m
50m
0m
A Poti Malal
14
13
12
11
10
9
8
100m
50m
0m
SLR

**Note:** *3569-III Malargüe 1:250,000 scale geological sheet produced by SEGEMAR, the Institute of Geology and Mineral Resources of Argentina, showing the Diamante Formation (16) at Rio Salado column area.*

**Source: *Miller 2024 after SEGEMAR 2022.***

**Jaguar Uranium**

***Huemul Project***

*Mendoza Province, Argentina*

**Stratigraphic Columns of the Regional Geology**

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Figure 6-3: Stratigraphic Table of the Regional Geologic Map

## STRATIGRAPHIC SEQUENCE

CENOZOIC
QUATERNARY
TERTIARY
NEOGENE
MESOZOIC
CRETACEOUS
JURASSIC
PALEOZOIC
HOLOCENE
PLEISTOCENE
PLIOCENE
MIOCENE
PALEOCENE
LATE
EARLY
MIDDLE
PERMIAN
CARBONIFEROUS
DANIAN
MAASTRICHTIAN
CAMPANIAN
SANTONIAN
CONIACIAN
TURONIAN
CENOMANIAN
ALBIAN
APTIAN
HAUTERIVIAN
VALANGINIAN
BERRIASIAN
TITHONIAN
OXFORDIAN
CALLOVIAN
BATHONIAN
BAJOCIAN
AALENIAN
TOARCIAN
PLIENSBACHIAN
SINEMURIAN

1. ARROYO MENDINO FORMATION. Dark biotitic schists
2. CHOIYOI GROUP. Acidic mesosilic volcanics
3. TRONQUIMALAL GROUP. Sandstones, conglomerates
4. CHIHUIDO PORPHYRIES AND GRANITES. Granites, Prophyritic granites
5. REMOREDO FORMATION. Sandstones, tuffs
6. PUESTO ARAYA FORMATION. Sandstones, conglomerates
7. TRES ESQUINAS FORMATION. Sandstones, limonites, lutites, calcareous lutites
8. LAJAS FORMATION. Calcareous sandstones, conglomerates
9. CALABOZO FORMATION. Limestones, limonites, dolomites, calcareous breccias
10. TABANOS FORMATION. Gypsum, limestones, pelites
11. LA MANGA FORMATION. Limestone, calcareous limonites, gypsum
12. AUQUILCO FORMATION. Gypsum, limestone
13. TORDILLO FORMATION. Sandstones, conglomerates
14. MENDOZA GROUP. Pelites, calcareous pelites, limonites, fine sandstones, limestones and coquinas
15. HUITRIN FORMATION. Gypsum, limestones, limonites, sandstones
16. DIAMANTE FORMATION. Sandstones, conglomerates, limonites, tuffs
17. MALARGUE GROUP. Sandstones, limonites, limestones, evaporites
18. PIRCALA AND COIHUECO FORMATIONS. Sandstones, limonites, marls, gypsums

19a. Porphyritic bodies

19. HUINCAN ERUPTIVE CYCLE. Andesites, basalts, andesitic basalts, dacites
20. AGUA DE PIEDRA FORMATION. Conglomerates, sandstones
21. COYOCHO INFERIOR FORMATION. Olivine basalts and breccias
22. PINCHEIRA FORMATION. Tuffs, conglomerates, volcanic agglomerates, sandstones
23. FIRST LEVEL AGGRADATION. Conglomerates, sandstones
24. COYOCHO SUPERIOR FORMATION. Olivine basalts
25. CHAPUA FORMATION. Olivine basalts
26. SECOND LEVEL AGGRADATION. Flangomerates, conglomerates, sandstones
27. EL PUENTE FORMATION. Olivine basalts
28. LOMA SECA FORMATION. Ignimbrites, tuffs
29. PEDEMONTANA PLAIN DEPOSITS. Sands, limestones, clay
30. CERRO CAMPANARIO BASALT. Olivine basalts
31. PETEROA BASALT. Olivine basalts, tuffs
32. MORENOSITE DEPOSITS. Blocks, gravels, sands
33. TROMEN FORMATION. Olivine basalts
34. EOLIC DEPOSITS. Fine to very fine sands
35. ALLUVIAL DEPOSITS. Blocks, gravels, sands and limestones

Source: SLR 2024.

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Jaguar Uranium Corp. | Huemul Project	October 29, 2024
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6.1.1 Tectonic History Neuquén Basin

The following detailed regional tectonic and stratigraphic history of the Neuquén Basin is taken from Horton et al. (2016), Balgord and Carrapa (2016), Naipauer and Ramos (2016), and Gomez et al. (2020).

The Neuquén Basin (Figure 6-4) is located in a retro-arc position and is characterized by a complex tectonic history that includes:

●	a Late Triassic–Middle Jurassic east–west-trending rift basin along the boundary between the Chilenia, Cuyania, Pampian, and Patagonia basement blocks

●	a middle Jurassic–Late Cretaceous marine basin related to post-rift thermal subsidence

●	a Late Cretaceous to modern retroarcforeland basin with flexurally dominated subsidence (Balgord and Carrapa 2016)

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Figure 6-4: Map of South America showing the Modern Extent of the Fold-And-Thrust Belt

Amazon Craton
Madre de Dios Basin
Stratigraphy Late Cretaceous or Paleogene Altiplano Basin
Chaco Basin
Late Cretaceous Growth Structures Atacama Basin
Stratigraphy Paleogene Salta region
Pampia Craton
PACIFIC OCEAN
Cuyo Basin
Study Area
Neuquen Basin
ATLANTIC OCEAN
Rio Mayo Basin
Detrital zircons Patagonian Andes 92 Ma
Magallanes Basin
N
0
500
1000
Kilometres
10 S
20 S
30 S
40 S
50 S
90 W
70 W
50 W
30 W

SLR

**Legend:**

- Forearc, arc, and fold-thrust-belt
- Foredeep and wedge-top basins
- Forebulge

**Jaguar Uranium**

***Huemul Project***

*Mendoza Province, Argentina*

Source: *Miller 2024.*

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In the north-trending axis of the northern Neuquén Basin (Figure 6-5), the Malargüe segment of the Andean fold-thrust belt and its adjacent foreland consist of thick-skinned and thin-skinned structures involving Permian-Triassic igneous basement (Choiyoi Group), Paleozoic metasedimentary rocks at depth, and an overlying cover succession (five kilometres to seven kilometres thick) of clastic and limited carbonate and evaporite strata of Late Triassic to late Cenozoic age (Horton et al. 2016).

The Malargüe fold-thrust belt at 34° to 36°S (Figure 6-5) defines the narrow (50 km to 100 km wide) southern continuation of the broader central Andean system, including the Pampean flat slab segment at 27° to 34° S (Ramos et al. 1996, 2002). The east-vergent fold-thrust belt is situated at 1.5 km to 3 km elevation above a 30° east-dipping subduction zone, roughly 350 km east of the trench (Kozlowski et al. 1993; Manceda and Figueroa 1995; Ramos 1999; Giambiagi et al. 2012).

In the west, west-dipping faults involving Permian-Triassic basement and overlying strata, possibly reactivating older Mesozoic extensional structures, generate high-relief structures such as the Río Atuel anticlinorium, Los Blancos anticline, and Dedos-Silla block (Horton et al. 2016). In the east, a thin-skinned thrust system detached in Jurassic-Cretaceous horizons links to east- vergent frontal structures. Collectively, these fold-thrust structures accommodated 15 km to 30 km of east-west shortening (Giambiagi et al. 2008; Kraemer et al. 2011; Turienzo 2010).

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Figure 6-5: Regional Tectonic Map Showing the Malargüe Fold-Thrust Belt (FTB) and Foreland Basin Relative to Cenozoic Provinces and the Broader Neuquén Basin

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6.1.2 Geology of the Neuquén Basin

The Neuquén Basin contains an approximate 5,000 m to 7,000 m thick sedimentary succession of Upper Triassic to Miocene strata (Vergani et al. 1995; Howell et al. 2005). In the north, the basin forms a narrow belt in the Malargüe fold-and-thrust belt, whereas south of latitude 36°S, the basin expands eastward approximately 250 km, forming a large triangular embayment (Figure 6-6) (Balgord and Carrapa 2016).

Figure 6-7 illustrates the stratigraphy of the Central Neuquén Basin compared to the formations present in the Malargüe Area, which is described below.

Triassic to modern sedimentation in the Neuquén Basin occurred within back-arc extensional, post-extensional, and retro-arc foreland basin settings. Basin genesis followed widespread Permian-Triassic rhyolitic, andesitic, and granitic magmatism responsible for the intrusive and extrusive emplacement of the Choiyoi Group, the mechanical basement of the region (Horton et al. 2016).

Regionally, the Huitrín Formation is divided into three members (Leanza 2003): the Troncoso Member composed of fluvial and aeolian sandstones (Lower Troncoso) and evaporites (Upper Troncoso); the La Tosca Member composed mostly of carbonates; and the Salina Member composed of multi-coloured shales alternating with thin evaporite beds. Detailed analysis of the bivalve fossils within the upper Huitrín Formation (La Tosca Member) by Lazo and Damborenea (2011) indicate a restricted, hypersaline setting with some marine influence. Deposition of the Huitrín Formation occurred during final connection of the Neuquén Basin to the Pacific Ocean (Lazo et al. 2005).

The contact between the Huitrín and Diamante formations in the Malargüe area is a paraconformity, with approximately 25 million years of missing time. The lower, middle, and upper members of the Diamante Formation, exposed in the Malargüe area, broadly correlate with the Rio Limay, Rio Neuquén, and Rio Colorado subgroups from the Neuquén Group defined by Leanza and Hugo (2001).

The Diamante Formation in the Malargüe area is age correlative (95–80 Ma) and has many of the same facies as the Neuquén Group stratigraphy to the south and east; however, it does not contain all of the specific members and formations documented to the south (Leanza and Hugo 2001; Leanza et al. 2004).

The Malargüe Group is comprised of the Allen, Loncoche, Jaguel, Roca, and Pircala formations (Barrio 1990a). The dominance of continental and deltaic facies and of pyroclastic material in the central Andes sector, recorded by Aguirre-Urreta et al. (2011), suggests close proximity to the volcanic arc in the latest Cretaceous. In the central and southern sections of the Neuquén Basin, the Malargüe Group is dominated by marine deposits, comprising mainly shales, limestones and evaporites (Barrio 1990b). These rocks correspond to the first Atlantic transgression into the basin (Weaver 1927; Uliana and Dellape 1981), and they define a regional change in the basin slope associated with eustatic sea level rise (higher elevations to the west and lower to the east (Barrio 1990a). At the top of the Malargüe Group, in the Malargüe area, a regional unconformity provides evidence for deformation and erosion after approximately 60 Ma; based on cross- cutting relationships between faults and volcanic units, this unconformity reflects Eocene and Miocene – present deformation related to modern Andean uplift (Legarreta et al. 1989; Ramos and Folguera 2005; Giambiagi et al. 2008).

6-9

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Figure 6-6: Location and Extent of the Neuquén Basin (grey) and the location of Upper Cretaceous Exposures

N
72°
70°
Mendoza
Aconcagua
Santiago
?
34°
36°
38°
Pacific Ocean
Fig. 6
MW
LA
BB
Malargüe
San Rafael
Uplift
Concepcion
Volcanic Arc
Chos Malal
Temuco
Zapala
Neuquén
Huincul Rise
Neuquén Basin
North Patagonia Massif
International border
Chile-Argentina
Sierra Pintada
System
0 50 100 150
Kilometres
South
America
Pacific
Ocean
Atlantic
Ocean
Cuyo basin
Legend:
Early Cenozoic Strata
Late Cretaceous Strata
Late Cretaceous thrust front
Miocene-modern thrust front
SLR

**Jaguar Uranium**

***Huemul Project***

*Mendoza Province, Argentina*

***Note:*** *The pink line indicates Cretaceous thrust front from Mescua et al. (2013) and black shows Miocene-modern thrust front from Mosquera & Ramos (2006).*

***Source:*** ***Miller 2024 after Leanza et al. 2004; Aguirre-Urreta et al. 2011.***

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Figure 6-7: Stratigraphic Columns Comparing the Stratigraphy from the Central Neuquén Basin with the Formations Present in the Malargüe Area

CENOZOIC
TERTIARY
Pliocene
Miocene
Oligocene
Eocene
Paleocene
CRETACEOUS
LATE
Maastrichtian
Campanian
Santonian
Cenomanian
EARLY
Albian
Aptian
Barremian
Hauterivian
Valanginian
Berriasian
JURASSIC
MALM
Tithonian
Kimmeridgian
Oxfordian
DOGGER
Callovian
Bathonian
Bajocian
Aalenian
LIAS
Toarcian
Pliensbachian
Sinemurian
Hettangian
TRIASSIC
PALEOZOIC
Malargue area
Western sector Eastern sector
Eroded
Pircala Fm
Roca Fm
Jaguel Fm
Allen Fm
Diamante Fm
La Tosca Mbr
Huitrin Fm
Upper Troncoso Mbr
Agua de la Mula Mbr
Agrio Formation
Vaca Muerta Fm
Tordillo Fm
Lotena Group
Tabanos Fm
Tres Esquinas Fm
Upper section Puesta Araya Fm
El Freno Fm
Lower section Puesta Araya Fm
Arroya Malo Fm
Central Neuquen Basin
Pircala Fm
Roca Fm
Jaguel Fm
Loncoche Fm
Malargue Gp
Rio Colorado Fm
Rio Neuquen Fm
Rio Limay Fm
Neuquen Gp
Rayoso Fm
Lohan Cura Fm
Huitrin Fm
Rayoso Gp
Upper Mb
Avile Mb
Lower Mb
Mulichinco Fm
Bajada Colorada Fm
Vaca Muerta Fm
Mendoza Gp
Tordillo Fm
Aquilco Fm
Lotena Fm
Tabanos Fm
Lajas Fm
Los Molles Fm
Chachil Fm
Cuyo Gp
Lapa Fm
Pre-Cuyo Gp
Huechulafquen Fm / Piedra Santa Complex

**Legend:**

- Continental and/or volcanoclastic rocks
- Volcanic rocks
- Plutonic and metamorphic rocks
- Evaporite rocks
- Offshore clastic/carbonate rocks
- Shallow marince clastic/carbonate rocks
- Fault-controlled subsidence
- Inversion

*Source: Miller 2024 after Howell et al. (2005) and Giambiagi & Ramos (2002) and Giambiagi et al. (2008).*

SLR

**Jaguar Uranium**

***Huemul Project***

*Mendoza Province, Argentina*

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6.1.3 Basin Evolution in the Malargüe Area

Two major changes in depositional environments are observed:

●	The marine-marginal marine/evaporite transition between the Agrio and Huitrin formations

●	The unconformity and change to fluvial-alluvial environment in the Diamante Formation

The unconformity between the Huitrin Formation and the Diamante Formation records a significant period (25 million years) of erosion and/or nondeposition in the Neuquén Basin. During deposition of the lower Diamante Formation, the forebulge was a topographic high, supplying sediment to the distal foredeep. As the foreland basin system moved eastward, most of the sediment came from the fold-and-thrust belt to the west and was deposited in the proximal foredeep (Figure 6-8). The combination of palaeocurrent, sedimentary petrography, and detrital zircon analysis indicate an eastern and southern (dominantly volcanic and igneous basement) source for the lower Diamante Formation and a western (composed of a combination of volcanic, basement and sedimentary rocks) source for the middle and upper Diamante Formation (Balgord and Carrapa 2016).

According to Giambiagi et al. (2012), there has been a minimum of 20 km of shortening in the Malargüe area and the location of the thrust front migrated approximately 180 km since the Cretaceous when it was located in Chile (Figure 6-6; Mescua et al. 2013) leading to an estimated 200 km of flexural wave migration of the foreland basin depozones since the Cretaceous. The geomorphic expression of the modern fore-bulge, as documented by Niviere et al. (2013), has a length of 150 km, a height of 250 m, and sits in the La Pampa High (Chase et al. 2009). Based on the aforementioned shortening values and the modern location of the Andean forebulge at 35°S (Chase et al. 2009; Niviere et al. 2013), it is plausible that the Malargüe area was in the forebulge position during the Late Cretaceous, and as the flexural wave moved eastward the depositional system migrated into the foredeep and wedgetop depozones. Eastward migration of the thrust front seems to have occurred mainly in the Miocene in association with potential flattening of the Nazca Plate, which led to the uplift of the San Rafael Block (Pascual et al.,2002), whereas the amount and magnitude of Cretaceous and Palaeogene shortening is less well documented and understood (Balgord and Carrapa 2016).

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Figure 6-8: Paleogeographic Reconstructions Showing Generalized Depositional and Tectonic Environments During Deposition of Each Unit in the Malargüe Area

65 Ma
95 Ma
100 Ma
125 Ma
130 Ma

**Legend:**

| | |
|---|---|
| Shale | Intrusive arc |
| Sandstone | Basement |
| Evaporite | Non deposition |
| Carbonate | Direction of flow |
| Volcanic arc | Thrust fault |

***Note:*** *130 Ma Agrio Formation; 125 Ma Huitrin Formation; 100 Ma unconformity between the Huitrin and Diamante formations; 95 Ma Diamante Formation; 65 Ma Malagüe Group.*

SLR

**Jaguar Uranium**

***Huemul Project***

*Mendoza Province, Argentina*

**Source:** ***Miller 2024.***

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6.2 Property Geology

The Huemul Project area contains two historical extractive uranium-vanadium mining operations: the Huemul Mine and Agua Botada. In addition, the Uryco-Rosa, Black Zone, Vega Larga, and Cerro Mirano prospects represent exploration targets with copper, uranium, vanadium plus silver (Cu-U-V+Ag) mineralization (Figure 6-9 and Figure 6-10).

Mapping, rock sampling, and Gamma Vario surveying has further delineated the Uryco-Rosa, Black Zone, and Vega Larga targets with strike lengths of 2,200 m, 1,300 m, and 2,300 m of mineralization, respectively, hosted along conglomerate and sandstone horizons of the Diamante Formation, while the mineralization in the Cerro Mirano target is related to the intrusion of andesitic dikes with a strike length of approximately 300 m.

Brief summaries of the areas are given below along with photos of lithologies, alteration, mineralization, and selected sample locations.

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Figure 6-9: Mines and Exploration Targets on the Huemul Claim Block

2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
Route 40
Route 40
Huemul Mine
Agua Botada
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
SLR
Legend:
Huemul Project Claims
Route 40
Access road
0 1.25 2.5
Kilometres
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Mines and Exploration Targets on the Huemul Claim Block

Source: Miller 2024.

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Figure 6-10: Mapped Lithologies on the Huemul Claim Block

2,440,000 mE
2,445,000 mE
2,450,000 mE
2,455,000 mE
6,045,000 mN
6,040,000 mN
6,035,000 mN
6,030,000 mN
N
Route 40
Huemul Mine
Agua Botada
Cerro Mirano
Uryco
Rosa
Black Zone
Vega Larga
0
1.25
2.5
Kilometres
SLR
Legend:
Lithology
Tuff
Andesite (Huincan Formation)
Red Shale and Conglomerate Facies (Diamante Formation)
Sandy and Conglomerate Facies (Diamante Formation)
Conglomerate Facies (Diamante Formation)
Calcareous (Huitrin Formation)
Gypsum (Huitrin Formation)
Huemul Project Claims
Route 40
Access road
Jaguar Uranium
Huemul Project
Mendoza Province, Argentina
Mapped Lithologies on the Huemul Claim Block

**Source: Miller 2024.**

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6.3 Local Geology

6.3.1 Huemul / Agua Botada

Diamante Formation sandstones, conglomerates, shales and volcano-clastics striking north- south and dipping 20° to 25° to the west in the north and becoming flat lying to the south.

There are numerous tertiary dikes and sills. Alteration consists of local argillization and weak silicification. Mineralization is hosted in the more permeable units and associated with abundant bitumen. Primary ore minerals are pitchblende, mixed sulphide, and secondary oxides of copper, uranium, and vanadium.

6.3.2 Black Zone / Uryco-Rosa

The country-rock of the Uryco-Rosa area is composed of a sequence of sedimentary rocks composed by sandstone, light gray-white color, fine grain size and sandy texture, conglomerates with sub-angular clasts from 0.7 cm x 0.7 cm up to 3 cm x 4 cm, medium- to coarse-grained sandstone matrix and red shales. The sandstone banks have a width of six metres and pass to conglomerate facies forming banks of three metres thick.

This sedimentary sequence is part of the Diamante Formation (Upper Cretaceous), with N 90/12S, N 75/21S bedding. Sedimentary rocks are intruded by one andesitic dike of light gray color, coarse grain size, and porphyritic texture (Lower Miocene) of the Huincán Eruptive Cycle. This dike is composed of 35% black hornblende, which reach sizes of one centimetre, plus amphiboles-pyroxenes. The andesitic dike has an azimuth of N 215/62NW, with inflection of N 240/90 and a width of 2.30 m to 2.80 m. A set of joints (N 240/73NW, N 277/73NE, and N 310/77NE) have served as hydrocarbon migration conduits from the Vaca Muerta Formation (Figure 6-7). These joints contain 3% to 15% bitumen, forming bitumen structures up to 20 cm wide. In addition, these conduits can feed sedimentary horizons and form lenticular banks with bituminous levels (Black Zone).

Two bleaching anomalies are observed in the area and are the product of the circulation of acid solutions. Bleaching anomalies follow the course of sedimentary stratification (N 90/12S and N 75/21S). In addition, there are sandstones affected by moderate to strong argillic alteration specifically in the lithological contact with conglomerates. This alteration can have real widths of up to one metre to two metres.

Mapping, rock sampling, and Gamma Vario spectrometer surveying indicate the mineralization strike length of the Uryco-Rosa and Black Zone prospects are 2,200 m and 1,300 m, respectively, hosted along conglomerate and sandstone horizons of the Diamante Formation.

6.3.3 Vega Larga

The country-rock of the Vega Larga Prospect is composed of a sequence of sedimentary rocks. The stratigraphic sequence is composed of sandstone of light gray-white color, fine grain size, and sandy texture, conglomerates with sub-angular clasts from 0.7 cm x 0.7 cm up to 3 cm x 4 cm; medium- to coarse-grained sandstone matrix; and red shales of pale red color, fine grain size, and sandy texture. The sandstone banks have a width of 6 m to 10 m and pass to conglomerate facies forming conglomerate banks of two metres to six metres wide; red shales banks have a width of three metres. This sedimentary sequence is part of the Diamante Formation (Upper Cretaceous), with N 100/17SW, N 115/18SW, and N 130/6SW bedding. A set of joints (N 30/88SE, N 40/84SE, and N 300/79NE) have served as hydrocarbon migration conduits that feed sedimentary horizons. These joints contain 3% to 5% bitumen, forming bitumen structures of two centimetres to four centimetres wide and disseminating 10% to 30% bitumen in the matrix of sedimentary units. In addition, the high density of joints at N 30/88SE with bitumen content has formed a favorable trend for copper-uranium-vanadium+silver mineralization.

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The circulation of acid solutions has generated a bleached anomaly of 2,500 m long by 100 m wide. Due to the effects of erosion, two parallel anomalies of 100 m wide are observed. Bleaching anomalies follow the course of sedimentary stratification (N 100/17SW, N 115/18SW, and N 130/6SW). In addition, there are sandstones affected by argillic alteration intensity 4 to 5 (strong to intense), specifically in the lithological contact with conglomerates. This alteration can have a real width of two metres to three metres.

Mapping, rock sampling and Gamma Vario scintillometer surveying indicate the mineralization strike length of the Vega Larga Prospect is 2,300 m, hosted along conglomerate and sandstone horizons of the Diamante Formation.

6.3.4 Cerro Mirano

The country-rock of Cerro Mirano area is composed of a sequence of sedimentary rocks and volcanic igneous rocks. The stratigraphic sequence is composed by sandstone of light gray- white color, fine grain size, and sandy texture, interbedded with conglomerate banks (Upper Cretaceous) of the Diamante Formation, with N 80/18S bedding. Sedimentary rocks are intruded by andesitic dikes that are of light gray color, coarse grain size, and porphyritic texture (Lower Miocene) of the Huincán Eruptive Cycle. These dikes are composed of 35% black hornblende, which reach sizes of one centimetre, plus amphiboles-pyroxenes. The dikes are placed through pre-existing structures such as joints and fractures, with widths of one metre to two metres. The presence of bitumen is manifested as fill material in the joints, with these vertical structures having functioned as hydrocarbon migration conduits from the source that corresponds to the Vaca Muerta Formation.

The main alteration in the area is moderate silicification replacing matrix and is related to the emplacement of intrusives along vertical structures such as joints and fractures.

6.4 Mineralization

Uranium-Vanadium-Copper mineralization at Huemul comprises a number of stacked, metres- thick stratabound lenses hosted by an approximately 50-metre-thick packet of conglomerates and arenites, sandwiched by redbeds and intruded by andesite sills. These sedimentary rocks are part of the fill sequence of the Cretaceous Neuquén Basin. Host rocks to the mineralization are highly bituminous and mineralized zones are likely to have been failed petroleum-gas traps.

The Cu-U-V mineralization is directly related to sandstones and conglomerates of the Diamante Formation, in a structure called the Malargüe Anticline, in the Neuquén Basin. On the surface, oxides predominate, filling pores or fractures, possibly by supergene re-mobilization in the case of fractures. In the tailings of the Huemul Mine as well as in some outcrops in the southern sector, it is possible to identify sulfides, with pyrite predominating.

6.4.1 Huemul / Agua Botada

Mineralization is hosted in the more permeable units or paleochannels, within a sedimentary package of 40 m to 50 m and associated with abundant bitumen. Primary ore minerals are pitchblende, mixed sulphide, and secondary oxides of copper, uranium, and vanadium. The Huemul deposit contained an average grade of 0.21% U, 2% Cu and 0.11% V; while Agua Botada had average grades of 0.13% U and 0.10% Cu (Rojas 1999).

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6.4.2 Black Zone / Uryco-Rosa

Copper-uranium-vanadium+silver mineralization is represented by oxidation minerals, such as carbonates (malachite, azurite) and vanadates (carnotite) from copper and uranium, respectively, and uranylphosphate (torbernite formed as a product of the uraninite alteration).

The mineralization is related to two factors:

1	Density of vertical structures such as joints (N 240/73NW, N 277/73NE, and N 310/77NE azimuth) filled with 3% to 15% bitumen. Precipitation of malachite, azurite, and torbernite has been observed in joints filled with bitumen.

2	Presence of a preserved bituminous sedimentary horizon

The sedimentary sequence (Figure 6-11) of this zone has a high permeability (high water transmissibility) that allowed the circulation of mineralizing fluids.

Figure 6-11: Uryco Area Outcrop

Source: Ore 2023

Note: Sandstone: Light gray-white color, 2 m wide, fine grain size, and sandy texture. Argillic alteration intensity 4 (strong) replacing matrix. Conglomerate bank: Light gray color, 1 m wide, angular clasts from 0.7 cm x 0.7 cm up to 3 cm x 4 cm, medium- to coarse- grained sandstone matrix. Uranium-copper-vanadium mineralization, malachite 3% disseminated in conglomerate matrix.

6.4.3 Vega Larga

Cu-U-V+Ag mineralization is represented by copper and uranium oxidation minerals, such as carbonates (malachite, azurite) and vanadates (carnotite) from copper and uranium, respectively, and uranylphosphate (torbenite formed as a product of the uraninite alteration).

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The mineralization is related to two factors:

1	Density of vertical joints (N 30/88SE, N 40/84SE and N 300/79NE to 77NE azimuth) filled with 3% to 5% bitumen. Precipitation of malachite, azurite, and torbernite has been observed in joints filled with bitumen.

2	Continuity of a permeable horizon where mineralizing fluids can circulate and precipitate copper-uranium-vanadium+silver mineralization.

The result of this fluid circulation in Vega Larga area is the extensive strong to intense argillic alteration (Figure 6-12) that hosts economic mineralization and that extends along the stratified sandstone horizons. Cu-U-V+Ag mineralization is present filling structures and disseminations replacing bitumen.

Figure 6-12: Vega Larga Outcrop

Source: Ore 2023

Note: Sandstone: White-yellow color, 3 m wide, fine grain size, and sandy texture. Argillic alteration intensity 4 (strong) replacing matrix. Conglomerate bank: Light gray color, 3 m wide, angular clasts from 0.7 cm x 0.7 cm up to 3 cm x 4 cm, medium- to coarse- grained sandstone matrix. Uranium-copper-vanadium-silver mineralization. 2,500 CPS readings in sandstone.

6.4.4 Cerro Mirano

The mineralization in the Cerro Mirano target is related to the intrusion of andesitic dikes and approximately 300 m long mineralized zone.

Copper, uranium, vanadium, and silver mineralization (Figure 6-13) is represented by oxidation minerals, such as carbonates (malachite, azurite) and vanadates (carnotite) from copper and uranium, respectively, and uranylphosphate (torbenite formed as a product of the uraninite alteration).

The mineralization is related to two factors:

1	Vertical structures such of joints (N 240-242/77NW-90 azimuth) mainly filled with 4% to 5% bitumen. Precipitation of malachite, azurite, and torbernite have been observed in joints filled with bitumen.

2	Proximity of andesitic dikes (N 126/76SW azimuth). These dikes have altered the wall rock with moderate silicification, changing the original texture of the sandstone Based on these factors, it seems likely that the andesitic dikes (Figure 6-14) and wall rock have facilitated circulation of water and transport and precipitation of copper, uranium, vanadium, and silver mineralization.

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Figure 6-13: Cerro Mirano Mineralization

Source: Ore 2023

Note: Sandstone: Light gray-white color, fine grain size, and sandy texture. Siliceous alteration intensity 3 (moderate) replacing matrix. Uranium-copper-vanadium-silver mineralization along structures in wall rock. First event: Circulation of bitumen along deep structures as joints N 242/77NW. Second event: Malachite 5% and azurite in traces along joints N 242/77NW

Figure 6-14: Cerro Mirano Andesitic Dike

Source: Miller 2024

Note: Andesitic dike, light gray color, coarse grain size and porphyritic texture (Lower Miocene) of the Huincán Eruptive Cycle. This dike is composed of 35% black hornblende, which reach sizes of 1 cm, plus amphiboles-pyroxenes.

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6.5 Deposit Types

There are two deposit types developed on the Huemul claim package:

1	Sandstone uranium deposits with associated vanadium and copper

2	Contact metamorphic copper-silver-uranium+vanadium mineralization.

6.5.1 Sandstone Uranium Deposits

Sandstone uranium deposits occur in carbon- and/or pyrite-bearing fluvial (less commonly marine), arkosic, medium- to coarse-grained sandstones that contain, are interbedded with, and are bounded by less permeable horizons. The primary uranium minerals are predominantly pitchblende, coffinite, and, to a lesser extent, uranium-bearing vanadates and phosphates. Uranium is precipitated under reducing conditions caused by the presence of a variety of reducing agents within the sandstones (for example, carbonaceous material, sulphides, hydrocarbons, and ferromagnesian minerals such as chlorite. Major known sandstone deposits range in age from Palaeozoic to Tertiary. There are also small Precambrian sandstone deposits associated with carbonaceous matter of probable algal origin and deposits associated with mafic dikes and sills intruding Proterozoic sandstones. (IAEA 2018).

The various sub-classes of sandstone uranium deposits are shown in Figure 6-15.

Figure 6-15: Sandstone Uranium Deposit Classes

Source: IAEA 2018.

With few exceptions, sandstone uranium deposits are of diagenetic–epigenetic, low temperature origin. Groundwater chemistry and migration are instrumental in leaching uranium from source rocks and transporting it in low concentrations to a chemical interface commonly provided by reducing or precipitating agents where it is deposited. Essential parameters that control these processes include a uranium source, host rock lithology and permeability, groundwater chemistry amenable to leaching and transporting uranium, depositional environment, adsorptive/reducing agents and an arid to semi-arid climate.

Fluvial, first cycle feldspathic or arkosic sandstones (weakly mature) of limited thickness (<10 m) interbedded with layers of fine-grained, low permeability clastic sediments deposited in intra- cratonic basins provide the most favourable host rocks for large, relatively high-grade sandstone-hosted uranium deposits. Marginal marine environments are also prospective, but to a lesser degree. The presence of uraniferous tuffaceous material, either as a constituent of the host sandstone or in overlying strata, may enhance the favourability of a fluvial sequence owing to its potential as a uranium source rock. Felsic volcanic and crystalline terrains are also considered to be potential uranium source rocks for sandstone uranium deposits.

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Impermeable or less permeable strata or other barriers may be instrumental in vertically and laterally channeling uraniferous fluids to favourable sites of deposition, while at the same time prohibiting widespread flushing and dilution of fluids.

Uranium is soluble in large quantities only in its hexavalent state. Therefore, uranium transporting fluids must be sufficiently oxygenated to keep the uranium in solution for transport, but at the same time limited in oxidizing potential so that the reduction and precipitation of uranium generates high enough grades and in sufficiently high quantities to be commercially important. Complexing agents such as carbonate ions are important for enhancing the solubility and mobility of the uranyl ion in neutral to alkaline groundwater in either oxidizing or reducing conditions. Hexavalent uranium in solution must be reduced to the tetravalent state in order to form commercially significant concentrations of pitchblende or coffinite, the principal uranium minerals in most reduced sandstone deposits. Under certain conditions, uranium minerals may also precipitate in an oxidizing environment when complexing agents such as vanadium compounds are present to fix the uranyl ion in the form of uranyl vanadates that are quite stable in oxidized rocks. A reductant is required to convert (reduce) hexavalent uranium to tetravalent uranium. Many substances have been invoked as uranyl reductants, including partially coalified vegetal matter, woody fragments (coalification not higher than sub-bituminous), amorphous organic matter (humate), petroleum, so-called ‘dead oil’, ‘sour’ natural gas, hydrogen sulphide and pyrite or other sulphides.

The mineralization at Huemul belongs to the tabular and basal channel type and the reducing agents are bitumen and other hydrocarbons in the sandstone units (Figure 6-16).

Figure 6-16: Sandstone with Carbonate Cement, Bitumen (B), Quartz (Q), Chert (Ch), and Plagioclase Feldspar (Pf)

Source: Miller 2024.

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6.5.2 Contact Metamorphic Cu-Ag-U mineralization

There are a number of basic volcanic dikes and sills on the Project, most notably around the Huemul Mine-Agua Botada area and on Cerro Mirano.

These intrusive bodies have re-mobilized fluids in the sandstone and resulted in the formation of small, presumably originally sulphide, orebodies that have now been oxidized with mixed copper and manganese oxides (Figure 6-17) and to a lesser extent uranium and vanadium oxides.

Figure 6-17: Copper Oxide Mineralization from Working of Cerro Mirano

Source: Miller 2024

It seems likely that these intrusive bodies have taken advantage of existing structures that were also utilized by the uranium mineralizing fluids.

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7.0 Exploration

Jaguar has conducted no exploration work on the Project since acquiring the property.

7.1 Exploration Potential

The historical results and field verification gathered by Jaguar’s exploration predecessors have identified a number of prospective areas and indicate that the Huemul Project has potential to host extensive, and as yet undiscovered zones of shallow conglomerate-hosted uranium, vanadium, and copper mineralization of a similar style to that historically exploited at the Huemul-Aguas Botadas mines.

Gently dipping conglomerate units hosting the mineralized material at Huemul extend southwards from the historical mine workings and are traceable over at least 15 kilometers. Within this target stratigraphic package, strong uranium-vanadium-copper geochemical anomalies, with broad corresponding uranium and thorium radiometric anomalies, have been defined by previous exploration companies (Calypso Uranium, CUR, and IsoEnergy). Several new prospects characterized by strong radiometric and geochemical anomalism plus favorable geology several kilometers to the east and southeast of the historic mines include:

●	Black Zone / Uryco - Rosa

●	Vega Larga

●	Cerro Mirano

The mineralized horizons of Huemul are open ended and trend beyond the external limits of the previous exploration testing. The exploration potential exists to extend mineralization into previously untested areas of the Project, where these mineralized zones are present but not tested in a comprehensive manner either with trenching and/or drilling.

It is the opinion of the SLR QP that the Project’s historical exploration results justify the continuation of exploration programs designed to test the mineralized zones outlined in this report. The SLR QP has yet to do data verification of historical exploration data on the Project to estimate a Mineral Resource. It is uncertain if further exploration and data verification will result in the estimation of a Mineral Resources. The exploration potential therefore does not represent, and should not be construed to be, an estimate of a Mineral Resource or Mineral Reserve

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8.0 Sample Preparation, Analyses, and Security

Jaguar has conducted no exploration or drilling work on the Project since acquiring the property.

A summary of the sampling procedures for outcrop completed by IsoEnergy during its 2022- 2023 exploration campaign has been extracted from Miller (2024). This summary is presented here for report completeness but have not been verified by the SLR QP.

8.1 Sampling Procedure

8.1.1 EMSA 2002–2009

There is no information available on sample methods or analytical techniques during the operation of the Huemul and Agua Botada mines.

8.1.2 IsoEnergy 2022–2023

Strict sample integrity is maintained throughout the geochemical sampling program with channel chip samples of outcrop varying from 1.0 m to 1.5 m in length and 1.5 kg to 2 kg in weight.

8.2 Sample Preparation and Analysis

8.2.1 EMSA 2002–2009

There is no information available on the sampling, preparation, or analysis used by EMSA during their exploration program, as mentioned in Section 5.2.1. An NI 43-101-compliant report (Adkins 2006) mentioned check assays analysed by ASI in Mendoza using Acid Digest/atomic absorption (AA) for 41 element suite; however, laboratory originals and assay certificates are not available for review.

8.2.2 IsoEnergy 2022–2023

Samples were transported by IsoEnergy staff and were submitted to Alex Stewart (International) Argentina (ASI) in Mendoza.

All samples were dried, crushed to 10 mesh (>80%), quartered (600 g), and pulverized at 106 microns (>95%) to obtain a 100 g split ready for analysis (Prep Code: P5)

All samples were routinely assayed for 42 elements (including uranium, vanadium, Cerium, Thorium, silver, copper, lead, zinc) using 0.2 g solution in four acids: hydrofluoric, perchloric, nitric and hydrochloric (total digestion with partial loss by volatilization of As, Cr, Sb and Hg) followed by inductively coupled plasma-atomic emission spectroscopy (ICP-OES Radial) analysis.

Samples reporting >10,000 uranium, >10,000 vanadium, or >10,000 copper were routinely assayed using a four-acid decomposition/volumetric technique and analysed by Atomic Absorption Spectroscopy (AAS).

8.3 Quality Assurance and Quality Control

All legacy sampling conducted by Jaguar’s predecessors was reported as being marked and supervised by qualified, experienced geologists.

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Quality assurance (QA) consists of evidence to demonstrate that the assay data has precision and accuracy within generally accepted limits for the sampling and analytical method(s) used in order to have confidence in a resource estimate. Quality control (QC) consists of procedures used to ensure that an adequate level of quality is maintained in the process of collecting, preparing, and assaying the exploration drilling samples.

Results of the regular submission of Certified Reference Material (CRMs) are used to identify issues with specific sample batches, and biases associated with the laboratory. Duplicate samples are used to monitor preparation, assay precision, and grade variability as a function of sample homogeneity and laboratory error. Blank material is used to assess contamination or sample-cross contamination during sample preparation and to identify sample numbering errors.

Quality assurance (QA) and quality control (QC) samples, including duplicate samples and sample blanks, were inserted in the sample sequence at pre-determined intervals; they were numbered such that they were in sequence with mineralized material. Certified standards were also inserted at pre-determined intervals.

8.3.1 EMSA 2002–2009

There is no information available regarding QA/QC employed by EMSA.

8.3.2 IsoEnergy 2022–2023

IsoEnergy followed a QC/QA program, including routine insertion of standards and blanks as well as assay of duplicate samples. It was reported certified standards of known gold grade were inserted “blind” every 20th sample as an independent check on assay accuracy.

A sample batch was defined as 50 samples: 45 original samples, two standards, and three blanks. Field duplicates were not included due to the variability from the unconsolidated nature of the samples.

The insertion of reference materials (STD-FBLK) was carried out by the field geologist.

8.3.2.1 Standard (CRM)

Three standards previously prepared by Maple (2955, 2956, and 2957) from high grade gravel collected from the Guanaco zone at Laguna Salada in Chubut were used during the IsoEnergy sampling program. Coffey (2011) noted that only STD 2955 exhibited acceptable performance for uranium while 2955 and 2957 were acceptable for vanadium. No vanadium results were presented for STD 2956.

No in house standards were included for silver or copper

Expected values for uranium and vanadium are presented in Table 8-1.

Table 8-1: Expected Values for Uranium and Vanadium in Maple Standards

CRM	STD Code	U Grade (ppm)	V Grade (ppm)
STD_01	STD 2955	198.4	459
STD_02	STD 2956	89.6	N/A
STD_03	STD 2957	25.1	559

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The results for the inhouse standards prepared by Maple and certified by ASI are shown in Table 8-2.

Table 8-2: Uranium and Vanadium Values for IsoEnergy Standard and ASI Internal Standards

CRM	Number of Analysis	Lab Mean (U ppm)	Lab SD	Standard (U ppm)	SD	Mean Difference (U ppm)
STD 2955	2	167.5	3.5	198.4	12.7	-30.9
STD 2956	3	104.7	7.6	89.6	18.3	15.1
STD 2957	3	31.7	2.3	25.1	3.8	6.6

CRM	Number of Analysis	Lab Mean (V ppm)	Lab SD	Standard (V ppm)	SD	Mean Difference (V ppm)
STD 2955	2	495.0	7.0	459.0	16.7	36.0
STD 2956	3	400.7	4.0	NA	NA	NA
STD 2957	3	612.7	2.5	559.0	17.8	53.7
Note: SD standard deviation.

While analyses for STD 2955 had good precision, they had poor accuracy, under-reporting uranium by approximately 33 ppm and over-reporting vanadium by 30 ppm.

The internal laboratory standards used by ASI performed better; however, there appears to be variation between and within batches.

Huemul is an early stage exploration project and the limited QA/QC program has highlighted issues that need to be addressed in future exploration campaigns.

●	Appropriate standards. A suite of Certified Reference Materials from internationally certified suppliers should be purchased to cover silver, copper, uranium, and vanadium at various grades, i.e., low-, medium-, and ore-grade for the respective commodities

●	There were a number of issues with ASI including long turnarounds, errors with sample numbers and submittal requests not being followed (e.g., with almost every batch it was necessary to request assay for above detection samples)

When exploration resumes at Huemul the option of using another laboratory should be considered.

8.3.2.2 Blanks

Average values for all blanks are shown in Table 8-3 for silver, copper, uranium, and vanadium.

Table 8-3: Uranium and Vanadium Values for Field Blanks

Blank	Number of Analysis	Mean (ppm)	Max (ppm)	Min (ppm)	Standard Deviation
Silver Blank	7	NA	<0.5	<0.5	NA
Copper Blank	7	28.3	31	23	2.7
Uranium Blank	7	NA	<10	<10	NA
Vanadium Blank	7	145.9	149	140	3.16

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All uranium and silver analyses were below detection. Values for copper and vanadium are shown in Figure 8-1and Figure 8-2, respectively.

Figure 8-1: Copper Values for Blank Material showing Batch Numbers

Source: Miller 2024.

Figure 8-2: Vanadium Values for Blank Material showing Batch Numbers

Source: Miller 2024.

There is no certified value for the blank material. Results are reasonably well constrained above and below the mean; however, there are insufficient data points to identify overall trends.

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8.3.3 Laboratory Certification

Alex Stewart Assayers are part of the Stewart Group, which has preparation and analytical facilities in many parts of the world and has been in operation for 30 years. Its Canadian laboratories are fully accredited to ISO 9001-2000 and are currently working towards ISO 17025 accreditation.

The laboratories used for all sample preparation and analytical work are large, independent, commercial service providers that are independent of Jaguar and its predecessors.

8.4 Sample Security

Security is often referred to as ‘the chain of custody’ and refers to sample collection, labelling, transport to the laboratory, and analysis. This is to ensure that the samples are systematically labelled and recorded and handled by trusted people and there is no opportunity to tamper with the samples with a view to altering or falsifying results.

8.4.1 Historical Sample Security

There is no information available regarding sample security.

8.4.2 IsoEnergy Sample Security

Individual samples (two kilograms to three kilograms) were placed in sacks (five to six samples per sack). Batches of samples (30 to 40) were shipped by company vehicle and delivered to ASI in Mendoza.

The SLR QP recommends that the Company document the chain of custody.

8.5 QP Opinion

The SLR QP is of the opinion that the reported legacy drilling, sampling procedures and sample security adopted at Huemul were consistent with generally recognized industry standards and best practices at the time of collection. The SLR QP has recommended Jaguar carry out further work to confirm the historical information.

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9.0 Data Verification

Jaguar has conducted no exploration or drilling work on the Project since acquiring the property.

The SLR QP visited the site between July 25 to 28, 2024. During the site visit, the SLR QP received a project overview by site management, toured exploration areas, inspected various parts of the property and infrastructure, and measured scintillometer readings at various previously reported trench sample sites. No noteworthy issues or discrepancies were observed.

The SLR QP also interviewed key personnel involved in the collection, interpretation, and processing of legacy geological data, reviewed previous sampling procedures, and recommended that similar sampling processes be conducted during any future assay validation confirmation work conducted by Jaguar in advance of Mineral Resource estimations.

9.1 QP Opinion

Field observations by the SLR QP from the various localities visited on the three days of site visits confirm the types, styles and extents of the mineralization described by EMSA and IsoEnergy earlier in this report. The SLR QP is of the opinion that the results from the check sampling program by IsoEnergy agree with the results from the previous campaigns and are representative of the values for copper-uranium-vanadium+silver mineralization on the property.

The SLR QP opines that the legacy database provided for review does not contain any questionable data, but verification as to the adequacy for the purposes of Mineral Resource estimation and classification will be dependant on confirmation assay validation to be conducted by Jaguar in the future. The SLR QP agrees with the validation sampling approach that Jaguar personnel have outlined during data validation discussions held during the site visit.

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10.0 Mineral Processing and Metallurgical Testing

No metallurgical test work has been carried out on the property to the QP’s knowledge.

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11.0 Mineral Resource Estimates

There are no current Mineral Resources at the Project.

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12.0 Mineral Reserve Estimates

There are no current Mineral Reserves at the Project.

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13.0 Mining Methods

This section is not applicable.

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14.0 Processing and Recovery Methods

This section is not applicable.

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15.0 Infrastructure

This section is not applicable.

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16.0 Market Studies

This section is not applicable.

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17.0 Environmental Studies, Permitting, and Plans, Negotiations, or Agreements with Local Individuals or Groups

This section is not applicable.

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18.0 Capital and Operating Costs

This section is not applicable.

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19.0 Economic Analysis

This section is not applicable.

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20.0 Adjacent Properties

This section is not applicable.

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21.0 Other Relevant Data and Information

This section is not applicable.

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22.0 Interpretation and Conclusions

SLR offers the following conclusions:

●	The Huemul Project is an early-stage greenfield exploration project located in the Mendoza Province, Argentina, which represents an underexplored district where previously mined copper (Cu)-uranium (U)-vanadium (V) mineralization is present alongside a number of other classic sandstone-hosted uranium mineralization prospects.

●	Between 1955 and 1975, approximately 130,000 tonnes of ore were produced from both deposits by flotation at a concentration plant, with grades averaging 0.21% U3O8, 2.0% Cu, and 0.11% V2O5, from the Huemul Mine, while the production from the adjacent Agua Botada deposit averaged approximately 0.13% U3O8 and 0.10% Cu (Rojas 1999).

●	The historical results and field verification gathered by Jaguar’s exploration predecessors have identified a number of prospective areas and indicate that the Huemul Project has potential to host extensive, and as yet undiscovered zones of shallow conglomerate-hosted uranium, vanadium, and copper mineralization of a similar style to that historically exploited at the Huemul-Aguas Botadas mines.

o	Gently dipping conglomerate units hosting the mined “ore” at Huemul extend southwards from the historic mine workings and are traceable over at least 15 kilometers. Within this target stratigraphic package, strong uranium-vanadium-copper geochemical anomalies, with broad corresponding uranium and thorium radiometric anomalies, have been defined by previous exploration companies (Calypso Uranium, CUR, and IsoEnergy), several kilometers to the east and southeast of the historical mines, which include:

●	Black Zone / Uryco - Rosa

●	Vega Larga

●	Cerro Mirano

●	The mineralized horizons of Huemul are open ended and trend beyond the external limits of the previous exploration testing. There is exploration potential to extend mineralization into previously untested areas of the Project, where these mineralized zones are present but not tested in a comprehensive manner either with trenching and/or drilling.

●	Huemul is a property that justifies the continuation of exploration programs designed to test the mineralized zones outlined in this report.

●	Jaguar is currently in progress as of the date of this report to meet the list of requirements outlined in the Code of Mining Procedures of the Province of Mendoza.

●	The SLR QP is of the opinion that with consideration of the recommendations summarized in Sections 1 and 24 of this report, any issues relating to all relevant technical and economic factors likely to influence the prospect of economic extraction can be resolved with further work. There are no other known environmental, permitting, legal, social, or other factors that would affect the development of the Mineral Resources.

●	Jaguar Uranium is an exploration-stage company and has no history of operations, mining or refining mineral products. There can be no assurance that the Properties will be successfully placed into production, produce minerals in commercial quantities or otherwise generate operating earnings. Advancing projects from the exploration stage into development and commercial production requires significant capital and time and will be subject to the successful completion of further technical studies, permitting requirements and the construction of mines, processing plants, roads and related works and infrastructure.

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S-K 1300 Technical Report Summary	SLR Project No.: 123.020480.00001

23.0 Recommendations

Jaguar has proposed a two phase exploration program with a total budget of US$714,815 to advance the Project, beginning in 2025 (Table 23-1). The two phases of the program are independent of each other. The SLR QP has reviewed the 2025 program proposed by Jaguar and is of the opinion that it is a reasonable approach to the advancement of the Project. Exploration Work can only be undertaken within current granted claims or in areas where Jaguar has an agreement with landowners.

The objectives of the exploration program are summarized below:

●	Conduct check sampling and review of historic trench data

●	Verify the work carried out by the previous operators

●	Confirm the possibilities of more extensive surficial uranium-copper-vanadium mineralization at Huemul.

Table 23-1: Proposed Huemul 2025 Exploration Budget

Category	Budget (US$)
Phase 1
Staffing and Support	151,180
Equipment	39,500
Tenement / JV	81,652
Airborne + Surface Exploration	127,500
Phase 1 Sub-Total	399,832
Contingency (10%)	39,983
Phase 1 Total	439,815

Phase 2
Surface Geophysical Surveys	250,000
Contingency (10%)	25,000
Phase 2 Total	275,000

Sub-Total Phase 1 + Phase 2	649,832
Contingency (10%)	64,983
Total Phase 1 + Phase 2	714,815

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24.0 References

Adkins, A.R. 2006. Technical Report on the Uranium Exploration Potential of Four Property Areas, Neuquen Basin, Argentina. Prepared for Calypso Acquisition Corporation.

Balgord, E. A., & Carrapa, B. (2016). Basin evolution of Upper Cretaceous-Lower Cenozoic strata in the Malargüe fold-and-thrust belt: Northern Neuquén Basin, Argentina. Basin Research, 28(2), 183–206. https://doi.org/10.1111/bre.12106

Bastias Yacante Abogados, 2024, Huemul, Sierra Pintada and Laguna Salada Projects Due Diligence Report, July 25, 2024, 46 p.

Barrio, C.A. 1990a. Late Cretaceous-Early Tertiary sedimentation in a semi-arid foreland basin: Neuquén Bain, western Argentina. Sed. Geol., 66, 255–275. Aguirre-Urreta, M.B., Tunik, M., Naipauer, M., Pazos, P., Ottone, E., Fanning, M. & Ramos, V.A. (2011) Malargüe Group (Maastrichtian-Danian) deposits in the Neuquén Andes, Argentina: implications for the onset of the first Atlantic transgression related to Western Gondwana break-up. Gondwana Res., 19, 482–494.

Barrio, C.A. 1990b. Paleogeographic control of the Upper Cretaceous tidal deposits, Neuquén Basin, Argentina. J. S. Am. Earth Sci., 3, 31–49.

Belluco A, Diez J, Antonietti C, Achen H, Valerdi C 1974. Los depósitos uraniferos de las Provincias de Mendoza y Neuquén. V Congr Geol Arg II:35–53

Chase, C.G., Sussman, A.J. & Coblentz, D.D. 2009. Curved Andes: geoid, forebulge, and flexure. Lithosphere, 1(6), 358–363.

Cobbold, P.R. & Rossello, E.A. 2003. Aptian to recent compressional deformation, foothills of the Neuquén Basin, Argentina. Mar. Pet. Geol., 20, 429–433.

Code of Mining Procedures of the Province of Mendoza, 2024. Official Bulletin Province of Mendoza. Ministry of Energy and Environment. Law No. 9529. July 2024. 43 p.

Coffey. 2011. Laguna Salada Project, Chubut Province, Argentina NI 43-101 Technical Report Laguna Salada Initial Resource Estimate. Prepared by Coffey Mining Pty Ltd.

Di Giulio, A., RONCHI, A., Sanfilippo, A., Tiepolo, M., Pimentel, M. & Ramos, V.A. 2012. Detrital zircon provenance from the Neuquén Basin (south-central Andes): cretaceous geodynamic evolution and sedimentary response in a retroarc-foreland basin. Geology, 40(6), 559–562.

Giambiagi, L., Mescua, J.F., Bechis, F., Tassara, A. & Hoke, G. 2012. Thrust belts of the Southern Central Andes: alongstrike variations in shortening, topography, crustal geometry, and denudation. Geol. Soc. Am. Bull., 124, 1339–1351.

Giambiagi, L.B., Bechis, F., García, V., Clark, A.H., 2008. Temporal and spatial relationships of thick-and thin-skinned deformation: a case study from the Malargüe fold-and-thrust belt, southern Central Andes. Tectonophysics 459, 123-139.

Gomez, R. et al. 2020. Fluvial deposits of the Diamante Formation as a record of the Late Cretaceous tectonic activity in the Southern Central Andes, Mendoza, Argentina. Andean Geology 47 (2): 256-274130

Gulisano, C.A. and Pleimling, A.R.G. 1995. The Jurassic of the Neuquén Basin, a) Neuquén Province – Field Guide, 15

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Hansley, P. and Cookro, T. 2007. Petrography of Three Sandstones from the Huemul Uranium District, Mendoza Province, Argentina”. Petrographic Consultants International, Inc.

Horton, B. K., et al. 2016. Andean stratigraphic record of the transition from backarc extension to orogenic shortening: A case study from the northern Neuquén Basin, Argentina. Journal of South American Earth Sciences, 71, 17–40. https://doi.org/10.1016/j.jsames.2016.06.003

IAEA. 2018. Geological Classification of Uranium Deposits and Description of Selected Examples. IAEA-TECDOC-1842. Vienna: International Atomic Energy Agency.

Kozlowski, E., Manceda, R., Ramos, V.A. 1993. Estructura. In: Ramos, V.A. (Ed.), Geología y Recursos Naturales de Mendoza: XII Congreso Geológico Argentino y II Congreso de Exploración de Hidrocarburos, vol. 1(18), pp. 235e256.

LASA. 2006. High-Resolution Airborne Geophysical Survey in Neuquén and Mendoza Provinces, Argentina - Cerro Mesa and Huemul Areas, Final Report Data Acquisition and Processing. Prepared by LASA Engenharia e Prospecções S.A.

Lazo, D. & Damborenea, S.E. 2011. Barremian Bivalves from the Huitrin formation, West- Central Argentina: taxonomy and Paleoecology of a Restricted Marine Association. J. Paleontol., 85(4), 719–743.

Lazo, D.G., Cichowolski, M., Rodriguez, D.L. & Aguierre-Urreta, M.B. 2005. Lithofacies, palaeoecology and palaeoenvironments of the Agrio Formation, Lower Cretaceous of the Neuquén Basin, Argentina. In: The Neuquén Basin, Argentina: A Case Study in Sequence Stratigraphy and Basin Dynamics (Ed. by Veiga G.D., Spalletti L.A., Howell J.A. & Schwarz E.) Geol. Soc. Lond. Spl Pub., 252, 295–315.

Leanza, H.A. & Hugo, C.A. 2001. Cretaceous red beds from southern Neuquén Basin (Argentina): age, distribution and stratigraphic discontinuities: VII International Symposium on Mesozoic Terrestrial Ecosystems. Asoc. Paleontol. Argent. Spec. Publ., 7, 111–122.

Leanza, H.A. 2003. Las sedimentitas huitrinianas y rayosianas (Cretácico Inferior) en el Ámbito central y meridional de la Cuenca Neuquina, Argentina. Serv. Geol. Min. Argent. Ser. Contrib. TEcn. -Geol., 2, 1–31.

Leanza, H.A., Apesteguiia, S., Novas, F.E. & de la Fuente, M.S. 2004. Cretaceous terrestrial beds from the Neuquén Basin (Argentina) and their tetrapod assemblages. Cretac. Res., 25, 61–87.

Legarreta, L., Kokogian, D.A. & Boggetti, D.A. 1989. Depositional sequences of the Malargüe Group (Upper Cretaceous-Lower Tertiary), Neuquén Basin, Argentina. Cretac. Res., 10, 337–356

Miller, O.D.W. 2024. NI 43-101 Technical Report on the Huemul Copper-Uranium-Vanadium Project, Mendoza Province, Argentina. Prepared for IsoEnergy Ltd. January 31, 2024. 147 p.

Mescua, J.F., Giambiagi, L.B. & Ramos, V.A. 2013. Late Cretaceous Uplift in the Malargüe fold- and-thrust belt (35 S), southern Central Andes of Argentina and Chile. Andean Geol., 40(1), 102–116.

Naipauer, M. & Ramos, V.A. 2016. Changes in Source Areas at Neuquén Basin: Mesozoic Evolution and Tectonic Setting Based on U–Pb Ages on Zircons. Growth of the Southern Andes. Springer Earth System Sciences, 33-61

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Niviere, B., Messager, G., Carretier, S. & Lacan, P. 2013. Geomorphic expression of the southern Central Andes forebulge (37°S, Argentina). Terra Nova, doi: 10.1111/ter.12044.

Ore, F.S. 2023. Exploration Update Argentina. Internal document prepared for Consolidated Uranium South America, Huemul, Mendoza, Argentina. May 2023. 80 p.

Pascual, R., Carlini, A.A., Bond, M. & Goin, F.J. 2002. Mamíferos Cenozoicos. In: Geología y Recursos Naturales de la Provincial de Santa Cruz (Ed. Haller M.J.) XV Cong. Geol. Argent. Relat. II, 533–544.

Ramos, V.A. & Folguera, A. 2005. Tectonic evolution of the Andes of Neuquén: constraints derived from the magmatic arc and foreland deformation. In: The Neuquén Basin: A Case Study in Sequence Stratigraphy and Basin Dynamics (Ed. By Veiga G.), Geol. Soc. Spl Pub., 252, 15–35.

Ramos, V.A., Cegarra, M., Cristallini, E. 1996. Cenozoic tectonics of the High Andes of west- central Argentina (30-36°S latitude). Tectonophysics 259, 185e200. Ramos, V.A., Cristallini, E.O., Perez, D.J., 2002. The Pampean flat-slab of the Central Andes. J. S. Am. Earth Sci. 15, 59-78.

Rojas, G. 1999. Distrito Uranìfero Pampa Amarilla, Mendoza. En Recursos Minerales de la Republica Argentina. Pag.1135-1140

Tunik, M., Folguera, A., Naipauer, M., Pimentel, M. & Ramos, V.A. 2010. Early uplift and orogenic deformation in the Neuquén Basin: Constraints on the Andean uplift from U-Pb and Hf isotopic data of detrital zircons. Tectonophysics, 489, 258–273.

Uliana, M.A. & Dellape, D.A. 1981. Estratigrafia y evolución paleoambiental de la sucesión maestrichtian o eoterciaria del Egolfamiento Neuquino (Patagonia Septentrional). Octavo Congr. Geol. Argent. (San Luis), 3, 673–711.

Vergani, G.D., Tankard, A.J., Belotti, H.J. & Welsink, H.J. 1995. Tectonic evolution and paleogeography of the Neuquén basin, Argentina. In: Petroleum Basins of South America (Ed. By Tankard A.J., Suarez R. & Welsink H.J.) American Association of Petroleum Geologists Memoir, 62, 383–402.

Weaver, C.E. 1927. The Roca Formation in Argentina. Am. J. Sci., 13, 417–434

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25.0 Reliance on Information Provided by the Registrant

This TRS has been prepared by SLR for Jaguar Uranium Corp. The information, conclusions, opinions, and estimates contained herein are based on:

●	Information available to SLR at the time of preparation of this TRS.

●	Assumptions, conditions, and qualifications as set forth in this TRS.

●	Data, reports, and other information supplied by Jaguar and other third party sources.

For the purpose of this TRS, SLR has relied on ownership information provided by Jaguar in legal opinions by Bastias Yacante Abogados (2024) entitled Huemul, Sierra Pintada and Laguna Salada Projects Due Diligence Report dated July 25, 2024, and in email communications from María Laura Bastías dated October 2, 2024, and October 25, 2024, and this opinion is relied on in Sections 3.2 and the Summary of this TRS. SLR has not researched property title or mineral rights for the Huemul Project as we consider it reasonable to rely on Jaguar Uranium’s legal counsel who is responsible for maintaining this information.

The Qualified Person has taken all appropriate steps, in their professional opinion, to ensure that the above information from Jaguar is sound.

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26.0 Date and Signature Page

This report titled “S-K 1300 Technical Report Summary on the Huemul Project, Mendoza Province, Argentina” with an effective date of August 13, 2024 was prepared and signed by:

(Signed) SLR International Corporation

Dated at Lakewood, CO
October 29, 2024	SLR International Corporation

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